CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Exhibit 10.24

25 MADISON AVENUE, NEW YORK, NEW YORK 10010, UNITED STATES

As of April 1, 2017 (the “Effective Date”)

Spotify AB

Birger Jarlsgatan 61,

Stockholm, SE 113 56

Sweden

DIGITAL DISTRIBUTION AGREEMENT

This letter agreement together with Exhibit A (the “Term Sheet”) and any other exhibits and schedules attached hereto, which are incorporated herein by reference, will constitute the entire agreement between SONY MUSIC ENTERTAINMENT, a Delaware general partnership (“Label”) and SPOTIFY AB, a Swedish corporation (“Company”) regarding, inter alia, the exploitation of audio and video recordings embodying the performances of various musical recording artists via Company’s online and mobile digital distribution service, as owned, controlled and operated by Company (the “Agreement”). Any terms used in this letter agreement but not defined herein will have the meanings ascribed to them in the exhibits hereto. Unless expressly provided to the contrary herein, the different parts of this Agreement shall have the following descending order of priority in the event of any conflicting provisions that cannot reasonably be interpreted so that such provisions are consistent with each other:

(i)	the Term Sheet;

(ii)	other Exhibits to the Agreement, excluding the Technical and Security Specifications

(iii)	the Technical and Security Specifications; and

(iv)	the letter agreement portion of the Agreement.

Unless otherwise stated, references to ‘sections’ and ‘sub-sections’ within this Agreement shall be references to provisions within this letter agreement, whereas references to ‘paragraphs’ and ‘sub-paragraphs’ shall be references to provisions in the Term Sheet.

1. Confidentiality; Press Releases:

(a) Each party (each a “Disclosing Party”) agrees that it will, and it will instruct in writing its respective attorneys, accountants and other professional advisors (collectively, “Advisors”) to, hold in confidence and not communicate, transmit, publish, disseminate or otherwise disclose any of the terms and conditions of this Agreement or any information regarding the other party’s business learned in the course of dealing or performance hereunder (collectively, “Confidential Information”); provided, however, that nothing in this subsection 1(a) will prohibit disclosure of such Confidential Information: (i) by each party to its respective financial officers, management, Affiliates, bankers or others as may be reasonably necessary in the operation of its respective business; (ii) by each party to its respective Advisors to the extent that such disclosure is in the opinion of such Advisors required to enable such Advisors fully to represent the party concerned; (iii) in connection with any legal or governmental proceeding; or (iv) to any judicial, governmental or regulatory agencies; or (v) by Company to any of its investors and bona fide potential investors (unless such investor or potential investor is an Other Party, subject to paragraph 13(l) of the Term Sheet), provided that such Persons are obligated by a written agreement, policy or other duty of confidentiality; provided, however, that, prior to any such disclosure under (iii) or (iv), Company will give Label reasonable advance notice of any such disclosure and will cooperate with Label in protecting against any such disclosure and/or, to the extent possible, obtaining a protective order narrowing the scope of such disclosure of the Agreement including redacting key economic terms. Notwithstanding anything to the contrary herein, Confidential Information shall not include information that: (i) at or prior to the time of disclosure by the Disclosing Party was known to or independently developed by the party receiving such information (a “Receiving Party”), except to the extent unlawfully appropriated by the Receiving Party or a third party; (ii) at or after the time of disclosure by the Disclosing Party becomes generally available to the public through no wrongful or negligent act or omission on the Receiving Party’s part; (iii) the Receiving Party receives from a third party free to make such disclosure without breach of any legal obligation; and/or (iv) is required to be disclosed pursuant to any statute, regulation, order, subpoena or document discovery request.

(b) Subject to sub-paragraph 8(a)(19), Company agrees that all information relating to the performance of Authorized Materials within the Services, including but not limited to analytical data and information concerning amounts paid or payable by Company hereunder shall constitute Confidential Information hereunder. Unless permitted in accordance with sub-section 1(a) above, sub-paragraph 8(a)(19) or otherwise explicitly approved under this Agreement, Company shall obtain Label’s prior written approval before disclosing such information to any third party or class of third parties, including but not limited to Label Artists and managers thereof, whether in response to any request or as part of any Company-created tool or API.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(c) No press releases or other public statements are permitted without prior mutual written approval.

2. Reporting and Payment:

(a) Unless otherwise provided hereunder, Company will compute all amounts payable to Label and Orchard pursuant to the Term Sheet and any other payments accrued hereunder **** (such proceeds and other monies, the “Wholesale Fees”).

(b) In connection with ****, Company will send within **** thereafter:

(1)	to Label (i) an accounting statement covering the calculation and determination of Wholesale Fees and other sums so accrued and payable in respect of the **** in the format set out in Part II of Exhibit B (each, a “Financial Statement”), such statement covering both SME Materials and Orchard Materials; and (ii) a machine-readable report containing the data and information described in (and otherwise in accordance with) the relevant reporting specifications attached hereto as Part I of Exhibit B (each, a “****”) relating to SME Materials only; and

(2)	to Orchard (i) a Financial Statement covering Orchard Materials only; and (ii) a **** relating to Orchard Materials only.

**** and Financial Statements shall only be deemed received by Label and Orchard once uploaded by Company in an appropriate form to the correct directory on Label’s and Orchard’s FTP servers using access credentials issued by Label and Orchard; provided that Label and Orchard shall be solely responsible for procuring that access to such server is available to Company at all relevant times.

(c) Upon receipt of each Financial Statement, Label will prepare and send to Company a full invoice in respect of Wholesale Fees due in relation to SME Materials, and will procure that Orchard prepares and sends to Company a full invoice in respect of Wholesale Fees due in relation to Orchard Materials. Company shall thereafter pay **** (i) Wholesale Fees due in relation to SME Materials that have accrued and are payable to the Label into the bank account designated by Label for such purpose from time-to-time; and (ii) Wholesale Fees due in relation to Orchard Materials that have accrued and are payable to the Label into the bank account designated by Orchard for such purpose from time-to-time, in both cases **** following the date of the relevant invoice. At the same time that Company makes a payment into Label’s bank account, Company shall send an email indicating the amount paid to the email address(es) designated from time to time by Label (as of the Effective Date, such email address designated by Label is ****). For the avoidance of doubt, Label agrees that Company’s payment of Orchard’s share of Wholesale Fees directly to Orchard shall discharge Company’s obligation to account to Label for Orchard’s share of Wholesale Fees hereunder.

(d) All amounts payable hereunder, ****. Such exchange rate shall be reported by Company to Label in Financial Statements.

(e) Company shall pay ****, on any required payment hereunder that is not made ****, without prejudice to any other rights Label may have in connection with ****.

(f) Taxes.

(1) **** Company warrants and represents that Company will collect, bear, pay ****. If applicable, Label will accept appropriate documentation, such as **** satisfactory to Label in the exercise of its sole, reasonable discretion, timely provided by Company to evidence Company’s ****. If any claim is made against Label **** Company will promptly remit to Label ****. In the event that Company reasonably requests Label ****. Label shall control any such contest and, upon Company’s written request in each instance, Label will reasonably consult with Company, provided that Company is reasonably available for such consultation. Company’s obligation to **** shall survive the termination or expiration of this Agreement.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(2) Company shall be entitled to **** provided, however, that upon Label’s request, Company shall provide Label with (a) **** (b) such reasonable assistance as may be required by Label (or any of its Affiliates) to ****. In the event that there is a double tax treaty between any applicable countries, Company shall use commercially reasonable efforts to obtain the benefits of any reduced rate of withholding tax under the treaty and, upon Label’s request, provide Label with copies of any documentation required to be completed to obtain such benefits. ****

(3) If for any reason any **** would be required to be made from any of the amounts payable by Company to Label or Orchard or by Label or Orchard to any of their Affiliates pursuant to clause (2) above or otherwise then Label may elect ****.

3. Books and Records:

(a) Company will maintain accurate and complete records and books of account in accordance with GAAP applied on a consistent basis, which will include, at a minimum, all documentation needed by Label to compute and verify the amounts required to be credited to Label’s account and paid to Label hereunder, and to verify all of the information required to be delivered to or otherwise made available to Label in connection with the performance of this Agreement (the “Books and Records”). At all times during the Term, Company shall maintain comprehensive standard management reporting systems capable of tracking accurately (and maintaining the integrity of) all information which is required to be included in Financial Statements (or required to undertake accurate calculations in connection therewith) and any other reports required under this Agreement.

(b) ****

(1) ****

(2) ****

(3) ****

(4) ****

upon reasonable advance written notice, Label, or an independent reputable auditing firm appointed by Label (“Auditor”), will have the right to examine the Books and Records at any time during Company’s normal business hours at the place where such Books and Records are normally maintained, and to make copies of them and extract information from them. Company shall cooperate reasonably with the Auditor, providing sufficient access to such Books and Records, as well as any and all relevant systems containing applicable financial information, transaction and usage logs, in order to permit the Auditor to verify Company’s compliance with its obligations hereunder. For a period of **** following the last day of the Term, Company shall retain all transaction data, customer information and other data or information reasonably necessary for Label to determine and verify all amounts due or payable hereunder and for accounting purposes.

(c) If any audit conducted pursuant to sub-section (b) shows a deficiency in the Wholesale Fees due hereunder, Company shall pay such shortfall to Label **** unless Company has a good faith basis for disputing the alleged deficiency. In the event that Company has a good faith basis for disputing the alleged deficiency, it shall promptly provide to the Auditor and Label detailed reasons for such dispute, following which the Parties shall discuss in good faith how to resolve such dispute. If the audit reveals that in the period being audited Company has underpaid Label by an amount greater than **** of the payments due, or Company has breached any terms of this Agreement leading to the inability of the auditor to reach a meaningful conclusion with respect to potential underpayment, then Company shall bear the reasonable expenses and costs of such audit. Label shall not have the right to audit a given accounting statement more than once.

(d) ****

(e) Not more than ****, if applicable, upon reasonable advance notice, Label will have the right, at its own expense, to conduct (or to appoint an independent reputable third party to conduct) **** of the Company for the purpose of observing and verifying the **** any materials furnished or selected by Label for use by Company, including, for the avoidance of doubt and without limitation, all ****, and all documentation setting forth **** wherever any such **** and documentation are maintained or stored, as applicable, **** in connection with or on behalf of the Company.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

4. Representations and Warranties:

(a) Each party represents and warrants that: (i) it has the right, power and authority to enter into this Agreement and to fully perform its obligations hereunder; (ii) it shall comply with its privacy policy and shall not engage in any fraud or any deceptive, misleading or unethical or unfair competitive practices; (iii) it shall not act in any manner which conflicts or interferes with any existing commitment or obligation of such party; (iv) no agreement previously entered into by such party will interfere with such party’s performance of its obligations under this Agreement; and (v) it shall perform in compliance with any applicable local laws, rules and regulations of any governmental authority.

(b) Company hereby represents and warrants to Label that:

(i)	Company is a corporation duly organized and in good standing under the laws of Sweden;

(ii)	Company will not make any use of any customer or end user information except to the extent permitted by law;

(iii)	Company’s operation of the Services in performance of its obligations hereunder (excluding, for avoidance of doubt, the use of Authorized Materials as authorized in accordance with this Agreement, to the extent Label assumes responsibility pursuant to section 4(c)) during the Term will not to the best of the Company’s knowledge violate any law or regulation, or infringe upon or violate the rights of any Person, in whole or in part, directly or indirectly, it being understood and agreed that nothing contained in this clause (iii) shall be deemed to limit any of Company’s indemnification obligations under section 6(d)(1) below, which shall apply in full force and effect with respect to any and all acts of infringement of a material nature alleged by any persons or entities arising out of the use or operation of any Authorized Materials regardless of the state of Company’s conduct, omissions or the state of Company’s knowledge of the possibility, likelihood or actual such infringement, or the efforts that Company may have undertaken to eliminate entirely or mitigate such infringement;

(iv)	Company will not at any time through Company’s **** either directly or indirectly, in whole or in part, ****;

(v)	all streams embodying Authorized Materials will be **** and/or, solely to the extent in accordance with the Technical and Security Specifications, ****;

(vi)	Company will not **** participate in any ****;

(vii)	except as expressly provided in the Term Sheet, Company will obtain and maintain in full force and effect (at Company’s sole cost and expense) all necessary licenses, permits and other authorizations required by law to operate its business and to offer streams and otherwise use copyrighted audio, audiovisual and other materials as contemplated herein, and all necessary licenses and other rights (including, but not limited to, copyright, patent and trade mark rights and other rights and licenses) necessary to provide the services and functions contemplated herein in relation to Authorized Materials, ****), free of claims from any Person;

(viii)	Company will ensure that the Services will not contain or utilize any content or other materials that ****:

•	facilitating and/or promoting illegal activity,

•	****

•	****

•	****

•	incorporating any materials or functionality primarily intended to ****

•	engaging in the ****, or engaging in the sale or advertisement ****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

as Label deems ****;

(ix)	Company will not make any use of any Authorized Materials, or authorize any third party to make any use of any Authorized Materials, except as specifically permitted in this Agreement;

(x)	Company will not **** without the express prior written consent of Label in each instance, nor will it facilitate such activities by third parties including end users of the Services;

(xi)	Company will not alter or delete any title, credit or copyright notice, any trade marks or service marks, or the talent, writing, producing, directing or music credits contained in the Authorized Materials;

(xii)	**** is true and accurate in all material respects, ****;

(xiii)	Between March 1, 2017 and the date of signature of this Agreement, Company, its Affiliates (or any shareholder of Company or any of its Affiliates) did not ****;

(xiv)	Company agrees that between the date of signature of this Agreement and July 31, 2017, Company, its Affiliates (or any shareholder of Company or any of its Affiliates), shall not ****.

(xv)	Company will not (A) attempt to pledge, mortgage or otherwise encumber the Authorized Materials, Company’s rights under this Agreement or any other tangible or intangible property of Label provided to Company pursuant to this Agreement or otherwise furnished or provided to Company, or (B) contest, attack or challenge the validity of any of Label’s or its licensors’ copyrights, patents, trade marks or other intellectual property rights or licenses, or assist others in doing any of the foregoing.

(c) Label hereby represents and warrants to Company that:

(i)	it owns or controls the Authorized Materials in those parts of the Territory for which it communicates clearances by way of metadata from time to time during the Term, and it has the power and authority to enter into this Agreement;

(ii)	the use by Company of the Authorized Materials to the extent authorized by Label or Orchard herein will not infringe any third party rights which Label is responsible for obtaining hereunder; and

(iii)	Label shall be solely responsible for ****

5. Termination:

(a) (1) Upon the occurrence of any Default Event, in addition to any other rights and remedies which Label has under this Agreement or otherwise, Label may terminate the Term upon notice to Company, following any applicable cure period set out below. No exercise of any right or remedy hereunder will limit Label’s right to recover damages by reason of Company’s default, Label’s right to exercise any other right or remedy under this paragraph, or any of Label’s other rights or remedies. Notwithstanding the foregoing or anything elsewhere herein, if the Default Event arises by reason, alone, of ****, provided that it is agreed that the provisions of section 5(b) below shall apply upon such termination.

(2) “Default Event” means:

(i) Company’s failure to make timely payments as required hereunder or render reports or accountings as and when due or cooperate or render any information or documents required to be furnished or otherwise made available to Label as and when required hereunder; provided, however, that, with respect to any such breach which is non-repetitive, and unless any other cure period is provided, Company shall have a period of **** from its receipt of Label’s notice of such breach in which to cure said breach before it shall be considered a “Default Event”;

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(ii) Company’s breach of any of Company’s representations, warranties, covenants or obligations hereunder, or Company’s failure to fulfill any of Company’s material obligations hereunder; provided, however, that, with respect to any such breach in respect of which a shorter cure period is not expressly provided herein, and provided that the breach concerned is non-repetitive, Company shall have a period of **** from the date of Label’s notice of such breach in which to cure said breach before it shall be considered a “Default Event”;

(iii) Company’s bankruptcy or insolvency, or the dissolution or the liquidation of Company’s assets, or the filing of a petition in bankruptcy or insolvency for an arrangement or reorganization by, for or against Company, or the appointment of a receiver or a trustee for all or a portion of Company’s property, or Company’s making an assignment for the benefit of creditors; provided, however, that Company shall have a period of **** from its receipt of any involuntary petition in bankruptcy filed against Company in which to cure said breach before it shall be considered a “Default Event”;

(iv) Company’s attempt to assign any of Company’s rights under this Agreement in contravention of this Agreement without Label’s prior written consent, or the succession of any of those rights to any other person or entity by operation of law;

(v) If as a result of Company’s acts or omissions any person or entity obtains access to the Authorized Materials in contravention of the terms, limitations and eligibility criteria regarding access thereto prescribed in the Term Sheet;

(vi) If for any reason Company ceases doing business in the ordinary course and/or there is a substantial diminution in the ability of Company to effectively carry on its business in general or any aspect thereof, or in particular the business of distributing Authorized Materials and/or the other products referred to in this Agreement;

(vii) In the event of a Change of Control of Company, ****

(viii) In the event of Company’s breach of its covenant in section 6(k) below.

Notwithstanding the foregoing or anything elsewhere in this Agreement save for paragraph 8(b)(1) of the Term Sheet, Company may, in the exercise of its sole, unrestricted discretion, not launch, or cease to continue offering after launching, as the case may be, any one or more of the Services in any one or more countries of the Territory at any time during the Term, and any such failure to launch, or such cessation to offer after launch, shall not constitute a “Default Event” hereunder.

(3) Upon the occurrence of any SME Default Event, in addition to any other rights and remedies which Company has under this Agreement or otherwise, Company may terminate the Term upon notice to Label; provided, however, that, with respect to any such breach which is non-repetitive, and unless any other cure period is provided, Label shall have a period of **** from its receipt of Company’s notice of such breach in which to cure said breach before it shall be considered an “SME Default Event.” No exercise of any right or remedy hereunder will limit Company’s right to recover damages by reason of Label’s or Orchard’s default, Company’s right to exercise any other right or remedy under this paragraph, or any of Company’s other rights or remedies. As used herein, an “SME Default Event” means: Label’s bankruptcy or insolvency, or the dissolution or the liquidation of Label’s assets, or the filing of a petition in bankruptcy or insolvency for an arrangement or reorganization by, for or against Label, or the appointment of a receiver or a trustee for all or a portion of Label‘s property, or Label’s making an assignment for the benefit of creditors; provided, however, that Label shall have a period of **** from its receipt of any involuntary petition in bankruptcy filed against Label in which to cure said breach before it shall be considered an “SME Default Event.” Notwithstanding the foregoing or anything elsewhere in this Agreement, Company may terminate the Term upon notice to Label in the event that (x) Company ceases doing business in the ordinary course (unless such business is transferred to a valid assignee of Company’s rights hereunder), and/or (y) Company and its Affiliates cease to operate the Services throughout the Territory on a permanent basis. Notwithstanding the foregoing or anything elsewhere in the this Agreement, in the event this Agreement is terminated pursuant to (a) a Termination Event, (b) a breach of sub-section 5(a)(2)(vii) or (c) sub-section 5(a)(2)(viii) ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(b) Upon termination or earlier expiration of the Term: (1) all rights granted to Company herein will immediately terminate, and Company will not thereafter have any right to make any use of any Authorized Materials or any other materials provided by Label to Company; (2) Company will immediately return, delete or destroy all materials furnished or selected by Label for use by Company, including all Authorized Materials and any phonorecords or copies derived therefrom in any and all forms, formats and media, as Label will direct in Label’s sole discretion; (3) Company will immediately remove all links to web sites or other properties owned or controlled by Label; and (4) all monies then due or to become due to Label will become **** and payable, subject to the last sentence of section 5(a)(3) above in the case of (a) an SME Default Event, (b) a termination by Label pursuant to sub-section 5(a)(2)(vii) or (c) a termination by Label pursuant to sub-section 5(a)(2)(viii).

(c) Reference is hereby made to that certain ****.

(d) The following provisions of this Agreement shall survive the termination or expiration of the Term: sections 1, 2, 3, 4, the last sentence of section 5(a)(3), 5(d), 6(a), 6(b), 6(d), 6(e), 6(f) and 6(g).

6. Miscellaneous:

(a) Except as otherwise specifically provided herein, all notices under this Agreement will be in writing and will be given by courier or other personal delivery or by registered or certified mail at the appropriate address set forth on page 1 of this Agreement or at a substitute address designated by notice by the party concerned. Each notice to Company will be addressed to the attention of Company’s CEO; provided, however that notwithstanding anything elsewhere herein, take-down notices from Label may be given via metadata, facsimile, electronic mail or any other effective method of written communication. Each notice to the Label will be addressed to the attention of its EVP, Business and Legal Affairs, Global Digital Business, with copies of each notice sent simultaneously to Label’s General Counsel. Notices will be deemed given when mailed or, if personally delivered, when so delivered, except that a notice of change of address will be effective only from the date of its receipt.

(b) THIS AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK, AND THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES UNDER NEW YORK LAW). OTHER THAN TO THE EXTENT EXPLICITLY PROVIDED IN THIS AGREEMENT, THE NEW YORK COURTS (STATE AND FEDERAL) SHALL HAVE SOLE JURISDICTION OVER ANY CONTROVERSIES REGARDING THIS AGREEMENT, ANY ACTION OR OTHER PROCEEDING WHICH INVOLVES SUCH A CONTROVERSY SHALL BE BROUGHT IN THOSE COURTS IN NEW YORK COUNTY AND NOT ELSEWHERE, AND THE PARTIES WAIVE ANY AND ALL OBJECTIONS TO VENUE IN THOSE COURTS AND HEREBY SUBMIT TO THE JURISDICTION OF THOSE COURTS.

(c) Label may assign Label’s rights under this Agreement in whole or in part to any subsidiary, affiliated or controlling corporation, to any person or entity owning or acquiring a substantial portion of the stock or assets of Label, or to any partnership or other venture in which Label participates, and such rights may be similarly assigned by any assignee. Company will not have the right to assign or sub-license this Agreement or any of Company’s rights hereunder without Label’s prior written consent, EXCEPT that Company shall have the right to assign its rights and delegate its duties under this Agreement, subject to Section 5(a)(2)(vii), to: (i) any affiliate controlling, controlled by or under common control with Company and (ii) any entity that acquires control of Company or otherwise succeeds to substantially all of the assets or stock of Company and that is not an entity falling within any of the categories listed in Section 5(a)(2)(vii) above and is not engaged in ****, and any purported assignment by Company in violation of this subparagraph will be void (it being understood and agreed that if Company effects an assignment or sub-license in contravention of Label’s approval rights pursuant to the foregoing provisions of this section, the foregoing shall not be deemed to mean that the associated transaction event (without such assignment or sub-license of this Agreement) is itself void or otherwise of no force or effect).

(d) (1) Company will at all times indemnify and hold harmless the Label **** from and against any and all claims **** (the “Company Claims”). In the event of any Company Claim: (i) the applicable Label **** shall notify Company of the Company Claim concerned immediately following the date that such Label **** becomes aware

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

of it (provided that such failure to immediately notify Company shall not affect any Label **** right to indemnification hereunder if such delay did not materially prejudice the defense of such claim); (ii) Company shall defend against the Company Claim concerned (at Company’s own expense) through legal counsel selected by Company; and (iii) each party shall reasonably cooperate with the other in the defense of the Company Claim concerned. Company shall be solely responsible for the amount of any settlement or judgment for such Company Claim and all legal expenses and counsel fees incurred by Company in connection therewith; provided, however, that any settlement acknowledging any wrongdoing on behalf of any of the Label **** or creating any additional obligations or payments or potential liabilities for any of the Label **** shall be subject to the written approval of such Label ****. The applicable Label **** shall have the right at all times to actively participate in the defense thereof, and to employ legal counsel selected by such Label **** at their own expense, it being understood that Company shall have the right at all times, in Company’s sole discretion, to maintain control of the conduct of the defense.

(2) Label will at all times indemnify and hold harmless the Company **** (the “Label Claims”), provided that Label shall not be required to indemnify and hold harmless the Company **** with respect to any damages, liabilities, costs and expenses arising from Company’s reckless and/or willful conduct (for example, with respect to any damages relating to Company’s making available of particular Authorized Materials following Label’s request for Company to cease making the same available). In the event of any Label Claim: (i) the applicable Company **** shall notify Label of the Label Claim concerned immediately following the date that such Company **** becomes aware of it (provided that such failure to immediately notify Label shall not affect any Company **** right to indemnification hereunder if such delay did not materially prejudice the defense of such claim); (ii) Label shall defend against the Label Claim concerned (at Label’s own expense) through legal counsel selected by Label; and (iii) each party shall reasonably cooperate with the other in the defense of the Label Claim concerned. Label shall be solely responsible for the amount of any settlement or judgment for such Label Claim and all legal expenses and counsel fees incurred by Label in connection therewith; provided, however, that any settlement acknowledging any wrongdoing on behalf of any of the Company **** or creating any additional obligations or payments or potential liabilities for any of the Company **** shall be subject to the written approval of such Company ****. The applicable Company **** shall have the right at all times to actively participate in the defense thereof, and to employ legal counsel selected by such Company **** at their own expense, it being understood that Label shall have the right at all times, in Label’s sole discretion, to maintain control of the conduct of the defense.

(e) Except with respect to the parties’ respective indemnification obligations pursuant to Section 6(d), neither party to this Agreement shall be liable to the other under or in connection with this Agreement whether in contract, tort (including negligence), misrepresentation (other than where made fraudulently), breach of statutory duty or otherwise for any indirect or consequential loss whatsoever incurred by either party whether or not the party was advised in advance of the possibility of any such loss. Nothing in this Agreement shall restrict or limit the liability of either party for fraud or fraudulent misrepresentation or death or personal injury caused by negligence. Except as expressly provided in this Agreement, no warranties or conditions, express or implied, including, without limitation, implied warranties or conditions of merchantability and fitness for a particular purpose shall apply.

(f) No amendment to this Agreement shall be binding upon Label unless it is made by an instrument signed by an authorized officer of Label. A waiver by either party of any provision of this Agreement in any instance will not be deemed a waiver of such provision, or any other provision hereof, as to any future instance or occurrence. All remedies, rights, undertakings, and obligations contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, or obligation of either party. If any part of this Agreement, or the application thereof to any party, will be adjudged by a court of competent jurisdiction to be invalid, such judgment will not affect the remainder of this Agreement, which will continue in full force and effect, or the application of this Agreement to the remaining parties.

(g) Save only in respect of the foregoing this Agreement is made solely and specifically between the Company and Label and is not intended to be for the benefit of or enforceable by any other person save in respect of permitted assignees pursuant to the terms of this Agreement.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(h) This Agreement represents the entire agreement between Label and Company with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, whether written or oral, between Label and Company with respect to the subject matter hereof.

(i) In entering into this Agreement, Company has and shall have the status of independent contractor. Nothing herein contained shall contemplate or constitute either party as the other’s agent, except to the extent expressly set forth herein, or employee, and nothing herein shall constitute a partnership, joint venture or fiduciary relationship between Company and Label.

(j) For the avoidance of doubt, subject to the remainder of this subsection (j), unless otherwise agreed in writing by Label, in the event of **** shall not be subject to the terms and conditions of this Agreement, and Company’s **** via the Services shall not be deemed authorized hereunder. In the case of Label’s **** Label shall only be entitled to take advantage of this section in the event that **** Where the value of any ****, in order to take advantage of this section Label shall be required to warrant and represent to Company ****.

(k) **** Notwithstanding the preceding definition of ****, Company shall not be in breach of the covenant in this section 6(k) as a result of ****.

Very truly yours,		ACCEPTED AND AGREED:

SONY MUSIC ENTERTAINMENT		SPOTIFY AB

By:	/s/ Dennis Kooker	By:	/s/ Peter Grandelius

Title:	President, Digital Global Business	Title:	Associate General Counsel

Date:	July 7, 2017	Date:	July 7, 2017

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Exhibit A

Term Sheet

1. Definitions:

“Active User” means any user who has accessed via the Ad Supported Service at least 1 (one) Royalty Bearing Play of audio or audiovisual content (whether or not such content embodies an Authorized Recording).

“Ads Studio” means Company’s advertising self service platform, whereby advertisers, including Label, can create advertisements on a self-service basis.

“Ad Supported” means a transmission of audio that is made available to members of the general public without charge of any kind, directly or indirectly (i.e. not on a subscription basis or any other business model).

“Ad Supported On-Demand Service” means the service offering an End User via Approved Interfaces both on-demand and pre-programmed access to Streams of audio and audiovisual recordings (together with corresponding cover artwork), including but not limited to Authorized Recordings in an Approved Format (together with Authorized Artwork), solely on Static Devices and on an Ad Supported basis, through such End User’s single User Profile, in compliance with the terms, conditions and limitations prescribed in this Agreement, including the Technical and Security Specifications, provided that such access shall always be offered in accordance with the Content Usage Rules.

“Ad Supported Release Date” means the date on which an item of SME Materials or Orchard Materials is permitted by Label or Orchard, as applicable, to be made available by Company via the Ad Supported Service.

“Ad Supported Service” means, individually and collectively, the Ad-Supported On-Demand Service and the Mobile Shuffle Service.

“Advertisements” means any and all audio, audiovisual, graphic, textual and other advertisements, messages, sponsorships or other commercial space, however delivered via any web pages, application or other electronic properties, as the case may be, that is leased, licensed or sold to or on behalf of Persons for purposes of advertising, promotion, marketing, trade or otherwise (e.g., the development, maintenance or enhancement of general goodwill) including for the avoidance of doubt sponsored playlists, listening/viewing sessions and any other inventory/units developed in the future.

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, owns or controls, is owned or controlled by, or is under common ownership or control with, such specified Person. As used in this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the ownership of at least fifty percent (50%) of the equity of that Person or possessing the power to direct or cause the direction of the management of that Person.

“Album” means a collection of Authorized Recordings which when made available together are designated an album by Label or Orchard ****.

“Annualized” means the amount **** to any party divided by the number of twelve (12) month periods comprised in the **** to the agreement between Company and such party, By way of example, if Company has ****, which is ****.

“App Remote” means Company’s proprietary library and related functionality embedded into third party applications that allows an End User to launch the Spotify client and remote control the Services, provided that any such third party applications incorporate Company Branding in connection with such remote control features, and any user who is not an End User attempting to utilize such remote control features will be invited to become an End User.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“App Store Providers” means third party application stores (e.g. Apple, Google) which facilitate subscriptions to the Subscription Services.

“Approved Device” means types of electronic device approved by Label in writing in advance in each instance, for use in connection with Authorized Materials delivered via particular Services. As of the Effective Date, Static Devices and Mobile Devices shall be deemed so approved by Label as “Approved Devices” for the purposes hereof.

“Approved Format” means the following:

(i)	In respect of Streams and Cached Streams of Authorized Audio Recordings delivered to End Users as part of the Ad Supported Service: WMA, AAC (and all its variants), Ogg Vorbis, Opus and MP3 at a bit rate of **** with a maximum of 2 audio channels (stereo), and such additional codecs and bit rates as Label may approve in writing from time-to-time;

(ii)	In respect of Streams and Cached Downloads of Authorized Audio Recordings delivered to Subscribers as part of the Subscription Service: WMA, AAC (and all its variants), Ogg Vorbis, Opus and MP3 at a bit rate of **** with a maximum of 2 audio channels (stereo), and such additional codecs and bit rates as Label may approve in writing from time-to-time; and

(iii)	in respect of Streams and Cached Downloads of Authorized Video Recordings delivered to End Users (including Subscribers) as part of any of the Services: MPEG-4, MPEG-TS or WebM containers with H.264 or VP8/VP9 video codecs at ****, in respect of video, and WMA, AAC (and all its variants), Ogg Vorbis, Opus and MP3 at a bit rate of **** with a maximum of 2 audio channels (stereo) in respect of audio; and such additional codecs and bit rates as Label may approve in writing from time-to-time. Video playback uses adaptive bitrate switching to adapt playback to the desired quality for the user.

“Approved Interface” means a website, software application or other interface created, owned and controlled by (or on behalf of) Company which provides access to or control of the Services and is used in (i) the selection of materials; (ii) the reception of such materials (from nodes including Distribution Servers and other End Users’ active, network-connected instances of the application), and/or (iii) the rendering of such materials (which process may include decryption, caching and playback of digital data embodying sound recordings); and which in all cases carries solely Company Branding in visual or audio format (subject to the inclusion of Advertisements in the case of the Ad Supported Service). For clarity, Approved Interfaces will be deemed to include, without limitation, (i) the Spotify Client, (ii) the Spotify Web Player, (iii) interfaces utilizing the App Remote, (iv) the Play Button, (v) interfaces utilizing the Company API (as defined in Exhibit M (API/SDK Requirements)), (vi) Company Branded widgets/iFrames capable of being embedded into third party websites and third party applications using the Company API, and (vii) Company Branded interfaces utilizing Spotify Connect.

“Approved Server Copies” means the limited number of Content Files as encoded into Approved Formats solely as reasonably necessary in connection with delivery via each Service in accordance with the terms and conditions of this Agreement.

“Authorized Ancillary Materials” means materials provided to Company by Label or Orchard outside of Label’s and Orchard’s automated content delivery feeds which are the subject of a written authorization (which may include by way of email) by a person who, objectively, has sufficient seniority to bind Label for Company’s use thereof, which authorization may be limited in scope by reference to territory, time period and/or distribution channels.

“Authorized Artwork” means the cover art, as used by Label or Orchard in connection with the Authorized Recording as distributed by Label or Orchard (as the case may be) in the Territory that is delivered to Company by Label or Orchard for use in connection with the applicable Services pursuant to paragraph 12 below ****. Notwithstanding the foregoing or anything elsewhere in this Agreement, all artwork delivered by Label or Orchard to Company for use under this Agreement pursuant to paragraph 12 below **** shall be deemed Authorized Artwork for all purposes under this Agreement, including for the avoidance of doubt, for purposes of section 6(d)(2) of the letter agreement portion of this Agreement, through and including the expiration of the period for taking down the artwork concerned in accordance with and subject to paragraph 7(e) below ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“Authorized Audio Recording” means an audio recording delivered by Label and/or Orchard to Company pursuant to paragraph 12 below ****, which Label has the right to exploit via the Services in one or more parts of the Territory. Notwithstanding the foregoing or anything elsewhere in this Agreement, all audio recordings delivered by Label or Orchard to Company for use under this Agreement pursuant to paragraph 12 below **** shall be deemed Authorized Audio Recordings for all purposes under this Agreement, including for the avoidance of doubt, for purposes of section 6(d)(2) of the letter agreement portion of this Agreement, through and including the expiration of the period for taking down the audio recording concerned in accordance with and subject to paragraph 7(e) below ****.

“Authorized Materials” means individually and collectively, Authorized Recordings, Authorized Artwork, associated metadata and any Preview Clips and all other artistic and literary materials delivered to Company under this Agreement pursuant to paragraph 12 below **** for use in connection with the Services, together with Authorized Ancillary Materials. For the avoidance of doubt, Local Files may include sound recordings owned or controlled by Label, but shall not be considered Authorized Materials for the purposes of this Agreement.

“Authorized Recordings” means Authorized Audio Recordings and Authorized Video Recordings.

“Authorized Trade Marks” means any Trade Mark owned and/or controlled by Label or Orchard and made available to Company pursuant to the terms and conditions of this Agreement.

“Authorized Video Recording” means an audiovisual recording delivered by Label and/or Orchard to Company pursuant to paragraph 12 below **** for exploitation via the Services in one or more parts of the Territory. Notwithstanding the foregoing or anything elsewhere in this Agreement, all audiovisual recordings delivered by Label or Orchard to Company for use under this Agreement pursuant to paragraph 12 below **** shall be deemed Authorized Video Recordings for all purposes under this Agreement, including for the avoidance of doubt, for purposes of section 6(d)(2) of the letter agreement portion of this Agreement, through and including the expiration of the period for taking down the audiovisual recording concerned in accordance with and subject to paragraph 7(e) below ****.

“Billing Providers” means mobile network operators, fixed line internet service providers and Label-approved providers of payment services.

“Cached Downloads” means encrypted digital files embodying audio or audiovisual recordings that are downloaded and securely stored on an Approved Device utilizing an appropriate technical solution approved by Label, for the purposes of caching particular recordings for offline playback, provided always that such device may only render the files for playback in the event that the device remains authorized as a result of the Subscriber having a valid, subsisting Premium Subscription, **** provided further that Local Files shall not be within the scope of this definition.

“Cached Streams” means encrypted digital files embodying audio or audiovisual recordings that are downloaded and temporarily cached on an Approved Device utilizing an appropriate technical solution approved by Label, **** provided further that Local Files shall not be within the scope of this definition.

“Change of Control” means the closing of a transaction as a result of which those Persons who held 100% of the issued share capital of the ultimate parent company of Company and its Affiliates (collectively, the “Spotify Group”) immediately prior to the transaction hold less than **** of the issued share capital of, or voting power in respect of, the ultimate parent company of the Spotify Group immediately after the closing of the transaction, unless the transaction consists of an internal restructuring or a listing of equity securities of the Company, its parent or any of its Affiliates on an internationally recognized stock exchange or similar marketplace of recognized national standing (“IPO”).

“Company Branding” means the “Spotify” Trade Mark and any other indicia of branding owned by Company and generally used by Company in conjunction with the applicable Service together with the “Spotify” Trade Mark. Unless otherwise agreed by Label, such indicia of branding shall not include those owned by parties who,

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

at the date of signature of this Agreement, are third parties (other than affiliates of Company, parties that become affiliates of the Company, or that Company or its affiliates acquire during the Term). “Company Branded” shall be construed accordingly.

“Company Servers” means secure internal computer servers utilized in connection with the Services, **** to use such Content Files on behalf of third parties).

“Content File” means a digital file (or set of files) consisting of one or more Authorized Recordings, together with corresponding Authorized Artwork and metadata as designated by (or on behalf of) Label or Orchard in its sole discretion in each instance, which is delivered to Company hereunder **** in accordance with the applicable Content Preparation and Delivery Specifications.

“Content Preparation and Delivery Specifications” means the content preparation and delivery specifications for Authorized Materials mutually agreed by the parties hereto, which at the Effective Date shall be those attached as Exhibit I. Label may change such specifications from time-to-time in its sole discretion.

“Content Usage Rules” means a set of electronic instructions (or contractual requirements, as the case may be) that directs, enables and governs the performance of permitted operations or the restriction of unauthorized operations with respect to the use of Authorized Recordings via any particular Service, as set out in Exhibit C.

“Dispute” means any dispute, controversy or claim arising out of or relating to this Agreement or the breach or validity hereof.

“Distribution Servers” means publicly accessible computer servers utilized in connection with distribution of content via the Services, including but not limited to servers forming part of content distribution networks (CDNs), provided always that Company and/or Service Providers have the right and ability to access or manage such servers and to make directions with respect to storage, hosting, delivery and other use of content thereon, including but not restricted to the right and ability to require the addition, disabling and/or removal of particular Approved Server Copies.

“Eligible Recordings” means ****, **** and ****.

“End User” means, at any particular time, a natural person who has registered for one of the Services - including for the avoidance of doubt any person who has registered for a Free Trial, and in all cases remains in good standing pursuant to the Service’s terms of service and privacy policy. For the avoidance of doubt, in relation to Subscription Services, an End User is sometimes referred to herein as a “Subscriber.”

**** of no fewer than **** and no greater than **** audio recordings and **** audiovisual recordings, ****, and solely in relation to the use and exploitation of Authorized Recordings, subject to **** rules ****, as further described herein.

“Excluded Deal Point” means ****.

“Family Average” means ****.

“Family Member” means each Subscriber added to and linked with a particular Family Premium Subscription by the corresponding Master Subscriber, subject to and in accordance with Paragraph 8(c)(4).

“First Tier Executives” means **** (as of the Effective Date, ****) on behalf of Company, and **** (as of the Effective Date, ****) on behalf of Label.

“Fulfillment Services” means services and activities involving the possession and/or control of Authorized Materials via Distribution Servers.

“****” means a period of up to **** from the date that a Subscriber **** to Company for a Subscription Service as a result of any **** provided, however, that (i) for the avoidance of doubt, if a **** shall not be eligible for a **** and (ii) any payment received during a **** will be applied to the period commencing on the ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“Gross Revenues” means, with respect to audio and audiovisual Streams, Cached Streams and/or Cached Downloads, with respect to the applicable Service in the applicable ****, the sum of: (i) all revenues attributable to **** generated from Approved Interfaces through which the Services are made available; (ii) all revenues attributable to **** generated via the Service, ****, (iii) all revenues directly attributable to the **** sold by Company or its agents through the applicable offering of the Service, including Approved Interfaces, ****; (iv) solely with respect to the Subscription Services, all subscription fees paid by Subscribers in consideration of access to the Subscription Services **** and income from providing access to **** for any fixed period of time or as part of any retail promotion, ****; (v) any share of **** received by Company for delivery of the Services that Company may be able to secure from **** in consideration of the distribution of the Services; (vi) all revenues directly attributable to ****; and (vii) all gross monies paid or payable by or on behalf of any Person (including so-called ****, so-called **** and ****), whether structured as a one-time payment or as a recurrent payment or revenue share, **** from any Approved Interface that is accessible only by End Users of the applicable Service, directly or indirectly, to any ****, or other **** of (aa) in the case of the Subscription Services, **** from End Users **** to an **** (or accrued by Company ****, as applicable), and (bb) in the case of the Ad Supported Services, ****. For the avoidance of doubt, “Gross Revenues” expressly **** in connection with **** Company’s provision of ****. Notwithstanding any other part of this definition, it is agreed that Company shall not ****, or conduct business with third parties (including but not limited to advertisers) (x) in a manner that is **** or (y) in a manner that is **** of this Agreement.

For the avoidance of doubt, revenues derived from ****, revenues derived from Company’s performing **** in connection with such ****, revenue from **** and other ****, shall not be considered “****” for purposes of the definition of “Gross Revenues”. For purposes of determining **** hereunder, any **** shall be accounted for on the basis of the **** provided, however, that the **** shall not be deemed “Gross Revenues.” ****

For the further avoidance of doubt, in scenarios where Company elects to ****, whether or not involving a **** (each such scenario, a “****”) then provided (i) such **** is not otherwise prohibited under this Agreement and (ii) the **** concerned does not also include, as a primary component thereof, ****), and (iii) the **** has been, or will be from the date of commencement of **** in the applicable country or countries on a **** or such third party product or service is an ****; and (iv) the primary purpose of the **** is not the **** to one or more of the Services, then any **** by Company **** of the applicable Subscription Service in the applicable country shall be **** Gross Revenues, provided always that such **** are offered via Company at a **** that is **** not offered via Company. To the extent that Company wishes to retail access to a Subscription Service bundled with any **** in a manner which is non-compliant with the preceding sentence, then absent Label’s prior written approval on a case-by-case basis, all ****. For the avoidance of doubt, Label’s prior written approval shall not be required if the **** is otherwise in compliance with this paragraph and also includes ****.

“HD Quality” means either or both (i) higher audio quality than that offered by the Services in accordance with the terms of this Agreement being either (aa) at a higher than **** or (bb) any **** or (ii) higher video quality (being at **** or a higher quality).

“Internet” means the publicly accessible worldwide system of computer networks that transmits data by means of packet switching based on a global network infrastructure with the following attributes: (i) it is logically linked together by an address system based on the Internet Protocol (IP); and (ii) it effectuates data transmissions by means of Transmission Control Protocol/Internet Protocol (TCP/IP).

“Growth Offers” mean offers to subscribe to the Subscription Services at rates below standard retail prices in the applicable country, including Intro Offers and Winback Offers.

“Label Artist” means a recording artist whose musical performances are embodied in Authorized Recordings.

“****” means a value for the applicable part of the Territory as set out in Exhibit L below.

“Local Files” means permanent downloads of digital audio or audiovisual material that a user has stored locally for playback on an Approved Device. Local Files may include sound recordings owned and/or controlled by Label and/or Orchard.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“****” shall mean, in relation to Authorized Materials, a feature of the **** which purpose is to (a) **** use (b) **** to improve playback, and (c) improve user engagement by **** as set forth in the Content Usage Rules applicable to ****.

“Marketing and Promotional Support” means, but shall not be restricted to, so-called ****; placement of **** and placement within **** features; ****.

“Master Subscriber” means, in the case of any particular Family Premium Subscription account, the Subscriber who subscribes to the Family Premium Subscription and maintains control of Family Members registered to such Family Premium Subscription account from time to time.

“Mobile Device” means a cellphone, mp3 player, handheld video games console, multi-room entertainment device (e.g., SONOS or Logitech Squeezebox, etc.), Wearable, ****, and any other device approved in writing by SME, that (a) connects directly or indirectly to Distribution Servers and, optionally, to other peers running an Approved Interface, (b) ****, (c) is capable of connecting to Distribution Servers via the Internet using a fixed line, Wi-Fi and/or cellular data connection, and (d) complies with the terms, conditions and limitations prescribed in this Agreement, including the applicable Technical and Security Specifications.

“Mobile Shuffle Service” means the service offering End Users pre-programmed access (and, solely in the case of **** in accordance with the definition of “****,” the Content Usage Rules and the provisions of Exhibit J), via Approved Interfaces to Streams and Cached Streams of audio and audiovisual recordings (together with corresponding cover artwork), including but not limited to Authorized Recordings (together with Authorized Artwork) in an Approved Format, solely on **** and on an Ad Supported basis, through such End User’s single User Profile, and solely in relation to the use and exploitation of Authorized Materials, in compliance with the terms, conditions and limitations prescribed in this Agreement, including the Technical and Security Specifications, provided that such access shall always be offered in accordance with both the Content Usage Rules and the provisions of Exhibit J.

“Monthly Active User” means any End User who has accessed at least one (1) Royalty Bearing Play of audio or audiovisual content (whether or not such content embodied an Authorized Recording) during ****.

“Music Data” means any and all data in connection with, or related to, or **** or metadata associated therewith.

“****” means Royalty Bearing Plays of, individually and collectively, (i) **** for such plays **** (as applicable), (ii) **** for such plays in the **** (as applicable), and (iii) any ****.

“****” means (i) recordings of **** that are delivered by ****; (ii) recordings in which **** or **** license, other than ****; or (iii) recordings created by Company or its Affiliates, for which Company, the Company Affiliate or such third party has ****.

“On Demand” means, in relation to a Stream, Cached Stream or Cached Download, the ability of a user to select the specific recording embodied in such Stream, Cached Stream or Cached Download, and the timing of its playback.

“Orchard” means Orchard Enterprises, Inc.

“Orchard Materials” means any and all Authorized Recordings delivered directly to Company via a separate content feed managed by Orchard independently of the content feed managed by Label.

“Orchard’s Usage Percentage” means a fraction, the numerator of which is the **** of **** and **** supplied by Orchard or its Affiliates to Company, and the denominator of which is **** of **** (including **** and **** supplied by Orchard or its Affiliates to Company), subject to, in the month concerned (i) the number of Royalty Bearing Plays of **** being **** of all **** of ****, and (ii) the number of Royalty Bearing Plays of **** in the denominator being **** of all **** of ****. Company shall use a ****, including but not restricted to the manner of ****. This fraction shall be calculated separately for the **** and each of the ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“****” means an audio or audiovisual recording **** Company in connection with which Company, any of Company’s Affiliates and/or a third party **** a bona-fide arms-length **** for the **** (in respect of audiovisual recordings) or **** (in respect of audio recordings) in such content, but excluding ****.

“Other Party” means **** and any of their Affiliates, successors and assigns.

“Parties” means Label and Company.

“Permitted ****” means (i) in the event that access to a Subscription Service is retailed to Subscribers by Billing Providers on behalf of Company, for each such Billing Provider the **** in connection with transactions related to such Billing Provider, subject always to **** of the **** attributable to all transactions related to such Billing Provider, ****. As of the Effective Date, **** for the purposes of this Agreement. Company shall notify Label in writing of ****.

“Permitted Services” means a service offering on-demand streaming that (i) is owned or controlled (“controlled” meaning the ownership of **** or more of the securities in the company operating such service or the ultimate parent entity thereof) by Label, under any brand or co-brand, and/or (ii) offers only limited duration ****; and/or (iii) offers Ad Supported on-demand streaming in connection with limited term, non-recurring, niche-based offerings (e.g. offerings limited by genre or including a materially reduced number of tracks as compared to the total digital catalogues of its licensors); or (iv) does not offer **** functionality and can reasonably and objectively be viewed as ancillary to the service operator’s primary business model of ****.

“Person” means any natural person, legal entity, or other organized group of persons or entities. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons).

“Play Button” means a Company Branded and Company controlled widget or web browser plug in, which is a remote control to the Services, provided any user who is not an End User attempting to utilize such remote control feature will be invited to become an End User.

“Premium ****” means an amount, **** to the relevant Subscription Service, as set out in Exhibit H, and, in the context of calculation of Wholesale Fees, sometimes referred to as amount X (in respect of the Premium Subscription) and amount W (in respect of the Online Subscription).

“Preview Clips” means Streams accessible to Approved Devices comprising either (i) the first ****seconds of each relevant Authorized Audio Recording, (ii) the **** second region of each Authorized Audio Recording which is communicated by Company via metadata, or (iii) another **** second region as determined by Company, provided always that (a) Company applies only one of option (i), (ii) or (iii) across all Authorized Audio Recordings, (b) each such Stream is made available in **** the relevant full-length Authorized Audio Recording via an Approved Interface, provided that where a person clicks such link without already being logged into one of the Services on the Approved Device concerned, such person shall be invited to log into his/her User Profile or to sign up to become a Subscriber of one of the Services, provided that **** having listened to a such Stream; and (c) in the event Company applies option (iii), it is acknowledged that Label shall be entitled to issue a Take Down Notice in respect of any particular clip in the case of bona fide artist relationship issues, in which case Company shall replace the affected clip with a clip based on a different region of the Authorized Audio Recording in consultation with Label.

“Prohibited Entity” means (A) an entity (or the parent, subsidiary or affiliate of any such entity) against which Label, any affiliate or any licensee of Label has a claim arising out of the unauthorized recording, manufacture, distribution, sale, reproduction (or other use) of any Authorized Materials or other related property or other related tangible or intangible rights, (B) an entity (or the parent, subsidiary or affiliate of any such entity) involved in litigation with Label or any of its affiliates or licensees arising out of the unauthorized recording, manufacture, distribution, sale, reproduction (or other use) of any Authorized Materials or other related property or other related tangible or intangible rights, (C) an entity (or the parent, subsidiary or affiliate of any such entity) engaged in any unauthorized recording, manufacture, distribution, sale or other activity in violation of Label’s or its affiliate’s or licensee’s rights, or (D) ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“****” means **** within Approved Interfaces which gives End Users the option to click to Stream a specific recording (which may or may not be an Authorized Recording selected by Label or Orchard) which is available at such point of time on the Services.

“Publishing Costs” means all monies payable to Persons (or to third parties authorized as agents acting on such Persons’ behalf) that own or control rights in or to musical compositions (e.g., music publishers or applicable rights societies with appropriate jurisdiction) in connection with exercising Publishing Rights. For the avoidance of doubt, Company shall be ****.

“Publishing Rights” means all rights, consents, licenses and permissions necessary for the following acts undertaken after Company’s receipt of the applicable Content File from Label: (i) the reproduction, communication to the public, public performance, digital audio transmission and generally making available in connection with the applicable Service of musical compositions embodied in Authorized Materials, and (ii) the communication to the public of musical compositions embodied in any Advertisements placed on the Service by Label or Orchard on its own behalf or on behalf of any third party. For the avoidance of doubt: (a) Label shall not be responsible for any license required for the reproduction, inclusion or synchronization of any musical compositions embodied in any Advertisements placed on the Service (except in relation to Advertisements embodying musical compositions (and any dramatic, literary or other works, as the case may be) that are placed on the Services by or on behalf of Label or Orchard (A) ****, and/or (B) using Advertisement inventory that is purchased by Label or Orchard pursuant to Exhibit K or otherwise; and (b) as between Label and Company, Company shall be solely responsible for acquiring, administering, and maintaining all Publishing Rights (except in relation to Advertisements embodying musical compositions (and any dramatic, literary or other works, as the case may be) that are placed on the Services by or on behalf of Label or Orchard (A) ****, and/or (B) using Advertisement inventory that is purchased by Label or Orchard pursuant to Exhibit K or otherwise.

“Radio Type Service” means (i) a radio type non on demand streaming service that has a link to a terrestrial, cable or satellite radio or broadcast service, or (ii) any part of a radio type non on demand streaming service that is not directly licensed by Label or Orchard, but through collective agreements or statutory licenses.

“Registered Payment Method” means a valid credit card, debit card, PayPal account, electronic checking account, so-called “e-wallet” account or other payment method on file with Company, or a third party billing infrastructure service provider (e.g. integrated billing by mobile carriers or app stores).

“Record Label” means a **** meaningfully engaged in the business of developing, producing, distributing, and/or otherwise exploiting recorded music.

“****” means recordings owned or controlled by, and delivered (whether directly or via an aggregator) by, **** in which Company or its Affiliates ****, but for the avoidance of doubt excluding ****, **** and any ****.

“Release Date Information” shall mean, collectively, General Release Date and Ad Supported Release Date information.

“Royalty Bearing Play” means any Stream, or playback of a Cached Stream or Cached Download, of an item of audio or audiovisual content (****) via the relevant Service (or part thereof), whether ****, or occurring ****, provided that such Stream or playback (i) has a minimum duration of **** seconds; (ii) is ****; and (iii) represents a master recording in respect of which exploitation is **** to Company or in respect of which Company **** during the applicable accounting period.

“Second Tier Executives” means the **** (as of the Effective Date, ****) on behalf of Company, and **** (as of the Effective Date, ****) on behalf of Label.

“Services” means the Ad Supported Service and Subscription Services that are produced, programmed, managed and operated (as applicable in each case) solely by Company, are marketed solely under the Company Branding (provided that Company may undertake co-marketing campaigns with third parties, subject to its compliance with the rest of this Agreement), are available in the Territory and which conform to the Technical and Security Specifications.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“Service Provider” means a Person appointed by Company to fulfill any of its obligations under this Agreement in connection with the Services, provided that (a) solely in connection with Service Providers that provide Fulfillment Services, Company ****; and (b) Company’s authorization of each Person to undertake Fulfillment Services on Company’s behalf shall not in itself relieve Company of any of its obligations set forth in this Agreement or give any such Person any direct right, claim or cause of action against Label or any of its Affiliates, whether as a third party beneficiary or otherwise. The ****, are set forth in Exhibit F hereto, and are hereby ****.

“Similar Authorized Services” shall mean any one (1) or more **** within the relevant part of the Territory, ****; and (iii) ****, provided that in the case of any subscription service combining access to label-licensed master recordings and ****, such service shall be deemed to offer Label-licensed master recordings only.

“SME Materials” means any and all Authorized Recordings delivered directly to Company via a content feed managed by or on behalf of Label independently of the content feed managed by Orchard.

“SME’s Usage Percentage” means a fraction, the numerator of which is the **** of **** of SME Materials and Authorized Ancillary Materials supplied by Label or its Affiliates to Company, and the denominator of which is the **** of **** (including SME Materials and Authorized Ancillary Materials supplied by Label or its Affiliates to Company), subject to, in the **** concerned (i) the number of **** of **** being **** of all **** of ****, and (ii) the number of **** of **** in the **** of all **** of ****. Company shall use a ****, including but not restricted to the manner of ****. This **** for the **** and each of the ****.

“Spotify Client” means a stand alone, Company Branded software application downloaded to an End User’s Approved Device or pre-installed on such device and developed solely for the making available of the Services through domains owned and controlled by Company, and downloaded from Company’s website or an application store.

“Spotify Connect” means a feature of the Services that allows an End User to play back music from one device to another as described in the White Paper attached hereto as Exhibit D.

“Spotify Web Player” means a Company Branded, Company owned and controlled audio player situated on Company’s website and used solely for the making available of the Services from Company’s website.

“Static Device” means laptop, ultraportable or desktop personal computer, ****, but excluding ****, that (a) ****, is primarily intended for use in a fixed location, (b) ****, (c) is capable of connecting to Distribution Servers via the Internet using a fixed line, Wi-Fi and/or cellular data connection, and (d) complies with the terms, conditions and limitations prescribed in this Agreement, including the applicable Technical and Security Specifications.

“Stream” (as a noun) means each instance in which any portion of a recording is delivered by means a digital transmission which is substantially contemporaneous with the performance of the audio or audiovisual recording embodied therein and delivered in an approved format that is designed so that such recording cannot be digitally copied, duplicated or stored in a renderable form in any manner or medium in whole or in part, directly or indirectly (other than any temporary copies used solely for so-called “caching” or “buffering”). “Streaming” shall be construed accordingly.

“Subscriber” means an End User who subscribes to one of the Subscription Services.

“Subscription Service” means one of the following services, each offering Subscribers within the Territory unlimited on-demand and pre-programmed advertising-free access to audio and audiovisual recordings (together with corresponding cover artwork), including but not limited to Authorized Recordings in the relevant Approved Format (together with Authorized Artwork), in compliance with the terms, conditions and limitations prescribed in this Agreement, including the Technical and Security Specifications and the Content Usage Rules:

(i)	“Online Subscription”, meaning a subscription providing access via Approved Interfaces to audio and/or audiovisual recordings via Streams though a single User Profile solely on Static Devices, in return for a periodic subscription fee (other than in connection with free trials (including Free Trials) and bundled access, in which cases, for the avoidance of doubt, there is no periodic subscription fee);

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(ii)	“Premium Subscription”, meaning a subscription providing access via Approved Interfaces to audio and/or audiovisual recordings via Streams and Cached Downloads through a single User Profile on Static Devices, and Mobile Devices in return for a periodic subscription fee (other than in connection with free trials (including Free Trials) and bundled access, in which cases, for the avoidance of doubt, there is no periodic subscription fee); and

(iii)	“Family Premium Subscription”, meaning a single subscription providing access via Approved Interfaces to audio and/or audiovisual recordings via Streams and Cached Downloads for one Master Subscriber and **** separate Family Members, each through their own separate User Profiles, on Static Devices, and Mobile Devices, in return for a single periodic subscription fee (other than in connection with free trials (including Free Trials) and bundled access, in which cases, for the avoidance of doubt, there is no periodic subscription fee).

For the avoidance of doubt, subscription fees payable by Subscribers may be billed by Company or an Authorized Distributor, and such fee may be charged in respect of access to the service on a stand-alone basis or access as bundled with the products and services of such Authorized Distributor. Subscriptions may also be sold whereby a Subscriber pays for multiple subscription periods (for example, 12 months) up-front or by redeeming Company Branded gift cards, gift codes or vouchers issued directly by Company or via third party retailers.

“Technical and Security Specifications” means those technical and security specifications, operational features and mock-ups of the Services, attached hereto as Exhibit C.

**** that allow Label, at its expense, to **** on either or all of the Subscription Service, the Ad Supported On-Demand Service and/or the Mobile Shuffle Service, and also users of **** on such online/mobile properties.

“Termination Event” means a termination of the Term by Company based on an SME Default Event (but not pursuant to the second to last sentence of section 5(a)(3)).

“Third Party Solicited” means brought to the attention of the applicable End User through either a ****, connection or other **** including in the form of a ****, but not otherwise brought to the attention of the applicable End Used by Company, and not ****.

**** means the sum of (A) the value of column I for the month immediately preceding the ****, and (B) the fraction equal to {[the ratio between (i) the number of days elapsed in the particular month of the Contract Period during which a ****, and (ii) the total number of days in the particular month of the Contract Period during which the ****], multiplied by the value in column II below}, for the month during which the ****:

Month	Column I	Column II
Apr	****	****
May	****	****
Jun	****	****
Jul	****	****
Aug	****	****
Sep	****	****
Oct	****	****
Nov	****	****
Dec	****	****
Jan	****	****
Feb	****	****
Mar	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“Trade Marks” means trade marks and service marks, trade names, brand names, corporate names, logos, trade dress, and other words, designations, symbols, designs, colors, color combinations or product configurations, whether registered or unregistered.

“Trial Days” means each such day in which an End User is offered free access to the Premium Subscriptions, Family Premium Subscriptions and/or student subscriptions, ****.

“Unlaunched Country” means any country in which none of the Services have launched as of the Effective Date.

“User Profile” means the unique profile on the Services associated with a particular End User which contains such End User’s personal preferences, playlists, followers and other information corresponding to such End User, including but not limited to information used by Company to enforce the Content Usage Rules such as details of the End User’s currently registered Approved Devices and, in the case of a Subscriber to a Subscription Service, such Subscriber’s Registered Payment Method (except in the case of a Family Premium Subscription, in which case the **** within the User Profiles of the Family Members).

“User Solicited” means selected by the relevant End User via search results or a self-curated or third party curated playlist added to his/her User Profile.

“Voice-Controlled Device” means an electronic speaker or other device which is designed and marketed with the intention of being controlled primarily by voice-control (including but not limited to Amazon Echo and Google Home devices).

“Wearable” means a wearable electronic watch, clip-on music player, wristband, or headphone which incorporates the Spotify Client.

“Wi-Fi” means wireless local area networks providing general Internet access such as the Institute of Electrical and Electronics Engineers’ family of so-called “8.02.11x” standards, whether configured for private use (e.g., in a home or office environment) or public use (e.g., at a so-called public “hot spot”, whether or not a fee is charged or permission is required for connectivity).

“Wholesale Fees” shall have the meaning set out in Paragraph 10.

2. Term:

(a) General. The “Term” shall begin on the Effective Date, and, unless earlier terminated in accordance with the terms herein, shall subsist during the following consecutive periods of time:

****

Each **** of the Term is sometimes referred to herein as a “Contract Period”.

Notwithstanding any extension amendments that extended the Term (as defined in the Prior Agreement) of the Prior Agreement prior to the Effective Date, the Parties hereby agree that the Term (as defined in the Prior Agreement) of the Prior Agreement shall only be deemed extended through the commencement of the Effective Date.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(b) Framework Amendment. Reference is hereby made to (x) that certain Third Party Distribution Approval Framework Amendment by and between Label and Company dated as of 20 October, 2014, as amended or otherwise supplemented (the “Framework Amendment”); and the agreements entered into by and between Label and Company relating to Label’s authorization of third party distribution of certain Services, as set out in the table immediately below this paragraph (collectively, “Bundle Deals”). Notwithstanding the termination of the Term (as defined in the Prior Agreement) of the Prior Agreement, the Parties hereby agree that (i) except as expressly set forth elsewhere in this Agreement (including, for the avoidance of doubt, pursuant to Paragraph 10(l) below), the Framework Amendment and Bundle Deals shall continue to apply with full force and effect, including with respect to any and all Partner Schedules entered into pursuant to the Framework Amendment prior to the Effective Date, for the full duration of the applicable Offer Period, and (ii) from and after the Effective Date, the term of the Framework Amendment, Partner Schedules and Bundle Deals shall be measured by the termination or earlier expiration of the Term of this Agreement, instead of the termination or earlier expiration of the Term (as defined in the Prior Agreement) of the Prior Agreement.

List of Bundle Deals as at Effective Date

Partner	Territory	Launch Date
****	AR	10-Oct-2014
****	GR	25-Oct-2013
****	AT	1-Jun-2014
****	DE	29-Aug-2012
****	HU	20-Jun-2014
****	CO	6-Oct-2014
****	PH	1-Apr-2014
****	NL	1-Nov-2011
****	BE	1-Nov-2012
****	MY	16-Oct-2013
****	CH	25-Feb-2014
****	AR	10-Oct-2014
****	ES	1-Mar-2013
****	MX	2-Dec-2013
****	NZ	28-Feb-2014
****	DK	22-May-2014
****	EE	1-Jul-2014
****	FI	1-Sep-2010
****	LT	12-Jun-2014
****	LV	7-Jul-2014
****	NO	31-Jul-2014
****	SE	18-Sep-2009
****	GB	1-Nov-2011
****	IE	17-Nov-2013
****	IT	10-Mar-2014
****	PT	1-Jul-2014
****	GB	1-Aug-2013
****	US	2-May-2014
****	UK	9-Feb-2014
****	IS	21-Aug-2013

(c) B2B Amendment. Reference is hereby made to the Digital Content Distribution Agreement entered into by and between Label and Company in connection with Label’s grant of rights to Company in relation to commercial premises, dated as of 15 October 2015 and as subsequently amended or otherwise supplemented

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(the “B2B Amendment”), Notwithstanding the termination of the Term (as defined in the Prior Agreement) of the Prior Agreement, the Parties hereby agree that the B2B Amendment shall continue to apply with full force and effect during the subsistence of the Term of this Agreement, subject to either Party having the right to terminate its term upon **** written notice to the other Party.

(d) Family Premium Subscription. Notwithstanding the foregoing or anything elsewhere in this Agreement or the Prior Agreement, the Parties hereby agree that (A) the following provisions of this Agreement will have retroactive effect to May 23, 2016 in each country of the Territory under the Prior Agreement (in lieu of any corresponding provisions set forth in the Prior Agreement): (i) the Grant of Rights set forth in this Agreement for Family Premium Subscriptions, (ii) the Content Usage Rules set forth in this Agreement for Family Premium Subscriptions, and (iii) the eligibility criteria set forth in this Agreement for Family Premium Subscriptions; and (B) the determination and calculation of wholesale fees for Premium Subscriptions with multiple User Profiles (as defined in the Prior Agreement) associated with the same subscription in each country of the Territory for any periods prior to the Effective Date shall be determined and calculated by giving effect to (x) the provisions of paragraph 10(a)(1)(A)(iv)(b)(II) of this Term Sheet (in respect of SME Materials, ****,) in lieu of any otherwise applicable minima for the determination and calculation of Wholesale Fees **** prescribed in paragraph 10(1)(A)(iii)(b) **** in respect of SME Materials **** in connection with such offerings, and (y) the provisions of paragraph 10(a)(2)(A)(iv)(b)(II) of this Term Sheet (in respect of Orchard Materials, ****), in lieu of any otherwise applicable minima for the determination and calculation of Wholesale Fees **** prescribed in paragraph 10(2)(A)(iii)(b) **** in respect of Orchard Materials **** in connection with such offerings.

3. Territory:

(a) In respect of all Services licensed under this Agreement, the authorized territory shall be the world, excluding Japan (the “Territory”). Notwithstanding the foregoing and at all times subject to Paragraph 6, Company acknowledges that certain Authorized Materials may only be eligible for exploitation via the Services in one or more parts of the Territory and the territorial eligibility for each such title will be determined by Label (in relation to SME Materials) or Orchard (in relation to Orchard Materials) on a title-by-title basis (via metadata) for each item of Authorized Materials. Label (in relation to SME Materials) or Orchard (in relation to Orchard Materials) shall communicate to Company territorial eligibility for each item of Authorized Materials in a machine-readable form as part of the corresponding Content File.

(b) Label acknowledges that Company intends to utilize one of the following geographic filtering technologies (such applicable technology, the “Geographic Filtering Measures”), as determined by Company at its sole election, to assist Company in determining as far as possible in which country any given End User (or potential End User) is located for the purposes of this Agreement:

(i) With respect to any End User (or potential End User) who is attempting to access a Stream or log into/register for a Service, and in any case prior to such End User’s actual Streaming or downloading of Authorized Materials, Company may utilize **** that is designed to determine whether such ****; or

(ii) With respect to any End User (or potential End User) who has a Registered Payment Method on file with Company, and prior to such end user’s actual Streaming or downloading of Authorized Materials, Company may (x) **** located within any particular country of the Territory; or (y) utilize any other reliable technical means available to ascertain **** within any particular country.

Label acknowledges that Company shall be deemed to be fulfilling its obligations relating to the territorial-specific grants herein contained, provided it implements one or more Geographic Filtering Measures.

4. Company Commitments:

(a) ****:

(1)	In accordance with the terms hereof, ****, Company shall pay Label the **** payable connection with the use and exploitation of Authorized Materials under this Agreement **** (subject only to the exceptions set forth in Paragraph 4(a)(6) below) and **** (the “****”).

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(2)	In accordance with the terms hereof, ****, Company shall pay Label the **** payable connection with the use and exploitation of Authorized Materials under this Agreement **** (subject only to the exceptions set forth in Paragraph 4(a)(6) below) and ****) (the “****”).

(3)	Additionally, Company shall pay Label **** (i) **** paid in respect of the Term, and (ii) **** plus **** plus the amount of the **** (if any) and **** (if any), ****.

(4)	In accordance with the terms hereof, ****, Company shall pay Label **** payable in connection with the use and exploitation of Authorized Materials under this Agreement ****.

(5)	In accordance with the terms hereof, ****, Company shall pay Label **** Fees payable in connection with the use and exploitation of Authorized Materials under this Agreement ****.

(6)	For the avoidance of doubt, the ****, the ****, the **** and the ****, shall **** of the Term. Notwithstanding the foregoing or anything elsewhere in this Agreement, the determination and calculation of **** under Paragraph 4(a)(1) above, **** under Paragraph 4(a)(2) above, ****, respectively, shall be made without reference to the amount of any wholesale fees paid to Label or Orchard in connection with: (i) services offered via the ****; (ii) Services **** with a **** pursuant to ****; (iii) any **** pursuant to any **** entered into pursuant to the **** prior to the **** that ****, but solely for the **** of the applicable **** in the applicable ****, unless expressly provided otherwise in the applicable ****; and (iv) any **** pursuant to any **** entered into pursuant to the **** during the Term for the applicable **** in the applicable ****, unless expressly provided otherwise in the applicable such ****.

(7)	To the extent any amounts payable hereunder are required to be converted ****, for purposes of converting such amounts to **** of the ****, such conversion shall be made based on the exchange rates set forth in ****. Company shall include applicable conversions **** using such exchange rates in monthly Financial Statements.

(8)	In the event that there is an **** during Contract Period 1, and the **** with respect to Contract Period 1 is greater than the **** during Contract Period 1, then, at the earlier of the end of Contract Period 1 or a Termination Event during Contract Period 1, the **** by the {**** by the ****}.

(9)	In the event that there is an **** during Contract Period 1 or Contract Period 2, and the **** with respect to Contract Period 2 is greater than the **** during Contract Period 2, then, at the earlier of the end of Contract Period 2 or a Termination Event during Contract Period 2, the **** shall **** by the {**** by the ****}.

As	used in this Paragraph 4(a), the following definitions shall apply:

(i)	“Acquired Catalogue Streams” means the total of all Royalty Bearing Plays of Authorized Recordings acquired pursuant to an Acquisition during Contract Period 1 or Contract Period 2, as applicable.

(ii)	“Acquisition” means an event during Contract Period 1 or Contract Period 2, as applicable, by which Label or Orchard or an Affiliate thereof acquires or otherwise obtains rights to make available a catalog of Authorized Recordings to which it did not have rights immediately prior to such event.

(iii)	“Catalogue Difference Contract Period 1 Fraction” means {{**** during Contract Period 1} less the {**** during Contract Period 1 }} divided by {total Royalty Bearing Plays of Authorized Recordings during Contract Period 1 }.

(iv)	“Catalogue Difference Contract Period 2 Fraction” means {{**** during Contract Period 2, including **** that happened in Contract Period 1} less the {**** during Contract Period 2, including **** that happened during Contract Period 1}} divided by {total Royalty Bearing Plays of Authorized Recordings during Contract Period 2}.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(v)	“Catalogue Market Share” means the average market share of a catalogue of Authorized Recordings that is the subject of a ****, as a percentage of the Label Digital Market Share on the Services, measured in the prior twelve (12) months.

(vi)	“**** Catalogue Streams” means in respect of a **** {the Catalogue Market Share in respect of Authorized Recordings covered by the ****} multiplied by the {Royalty Bearing Plays of Label Non Acquired Catalogue during the period from the date of the applicable **** until the end of Contract Period 1 or Contract Period 2, as applicable)}.

(vii)	“Divestment” means an event during Contract Period 1 or Contract Period 2 pursuant to which Label or Orchard (or an Affiliate thereof) loses rights to a multi-artist catalog of Authorized Recordings that it had rights to for a period of at least twelve (12) months immediately prior to such event, pursuant to the sale, closure, bankruptcy, or expiration of distribution agreement of any catalog or label owning or controlling such rights, provided that in the case of Orchard such event will only count for the purposes of this definition if it relates to the sale, closure, bankruptcy, or expiration of a distribution agreement with one of the ten largest Orchard sub-labels (measured by payables over the preceding 12 months). For the avoidance of doubt, a catalog, or label’s loss of a catalog, belonging to a single Label Artist shall not be deemed a Divestment for purposes hereof.

(viii)	“Extraordinary Label Change” means a **** since the Effective Date as a result of Divestments by Label or Orchard during Contract Period 1 or Contract Period 2;

(ix)	“Label Digital Market Share” means the average of Label’s and Orchard’s collective market share (being the number of Royalty Bearing Plays of audio recordings and audiovisual recordings owned, controlled and/or distributed by Label and Orchard (including Authorized Recordings) as a percentage of Royalty Bearing Plays of all Eligible Recordings, subject to ****, as set out in the definitions of SME’s Usage Percentage and Orchard’s Usage Percentage) on the Services, ****.

(x)	“Label Non Acquired Catalogue” means Authorized Recordings that have not been the subject of a **** or an ****.

(xi)	“Total Divested Catalogue Streams” means for all **** during Contract Period 1 or Contract Period 2, the sum in respect of each and every **** of the applicable **** Catalogue Streams.

(8)	The Parties hereby agree to work diligently and in good faith to share the information required to calculate the Catalogue Difference Fraction on a quarterly basis.

5. Escalation Process:

(a)	Escalation Process: In the event that, at any time during the Term, the Parties’ day-to-day business and/or licensing personnel are unable to resolve any particular Dispute, then either Party shall be free to escalate such Dispute to the First Tier Executives by providing written notice to the other Party (a “First Dispute Notice”). Solely in the event that the First Tier Executives are together unable to resolve the Dispute in good faith within thirty (30) days of such First Dispute Notice, the Parties shall be entitled to escalate such Dispute to the Second Tier Executives by providing written notice to the other Party (a “Second Dispute Notice”).

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(b)	****:

(1)	On a date which is no later than the ****, each Party will exchange with the other Party **** which they desire to be addressed ****other than the **** which **** may comprise requests to **** of this Agreement in connection with (i) **** of Company’s **** and/or its **** thereon to the extent such **** are reasonably considered **** bearing in mind the **** of such Party; or **** (either generally or with respect to particular parts of the Territory) or to the **** that have resulted, or are likely to result in **** (either generally or with respect to particular parts of the Territory) as set at the Effective Date ****.

(2)	Within **** of the **** the **** will work in good faith to come to an agreement in connection with items on the ****. If the **** are unable to come to an agreement on any number of **** on the ****, the **** will promptly meet (such date, the ****) to discuss any and all **** on the **** upon which the Parties have not yet agreed (the ****). If the **** are unable to resolve the **** within **** following the ****, will in good faith discuss ****, with an eye towards resolution.

(3)	Immediately prior to commencement of ****, the Parties shall **** an **** to **** to reflect all agreed items on the **** with effect from the commencement of **** through the end of ****. However, solely in the event that any items on the **** are not resolved prior to the commencement of **** in accordance with the process set out above, all such items will be deemed ****, and either Party shall be entitled to initiate **** in respect of some or all of such **** in accordance with paragraph 5(c); provided, however, if the mediation terminates in accordance with clause 5(c)(4)(i) or 5(c)(4)(ii) below, or no **** is concluded in connection with the applicable ****, the **** of the **** will **** as of the end of ****.

(c)	****:

(1)	Scope. Any Dispute which the Parties have failed to resolve via Paragraph 5(b) above shall, ****, as amended by this Agreement. ****, setting forth the subject of the dispute and the relief requested.

(2)	Selection of ****/Process. Unless otherwise mutually agreed by the Parties with a view to the complexity and nature of the Dispute(s), there shall be **** in connection with the applicable Dispute(s) ****. **** in good faith and that they will share equally ****. For the avoidance of doubt, the Parties agree that the **** terms.

(3)	Procedure. All documents, offers, promises, conduct, recommendations and statements, whether oral or written, made in the course **** by either of the Parties, their agents, employees, experts and attorneys, and by ****, are confidential, privileged and inadmissible for any purpose, including impeachment, in any lawsuit, arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of ****. Neither Party shall be required to provide ****.

(4)	Termination of ****. Either of the Parties may **** at any time and shall immediately **** and the other Party in writing. The **** will terminate when (i) a party ****; (ii) the ****; or (iii) a written agreement is concluded in connection with the applicable Dispute which amends the terms of this Agreement. For the avoidance of doubt, any agreement **** unless and until it has been reduced to writing and signed by both Parties.

(5)	****. The place of **** shall be New York, NY, United States. The **** shall be conducted in the English language.

(6)	Governing Law; Jurisdiction. The **** shall be governed by, construed and take effect in accordance with the laws of New York. For the avoidance of doubt, the federal and state courts in the city of New York in the state of New York have exclusive jurisdiction to settle any claim, dispute or matter of difference that may arise out of or in connection with the ****.

(7)	Confidentiality. Except as may be required by law, **** shall be held in private and neither a Party **** may disclose the existence, content or results **** (including any documents or information provided by any Party ****) without the prior written consent of both parties.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

6. Content:

(a) Subject always to Paragraphs 7(e) to (k) below, the Authorized Materials will include:

(1)	the complete catalogue of sound recordings in respect of which Label and Orchard and all of their affiliates (including Affiliates) and licensees in the Territory possess sufficient rights to authorize the activities contemplated in this Agreement in each part of the Territory, and the associated preview clips, metadata and front cover artwork, and Label or Orchard, as applicable, shall make such content available for use on each of the Services ****; and

(2)	audiovisual recordings, ****, in respect of which Label and Orchard and all of their affiliates (including Affiliates) and licensees in the Territory possess sufficient rights to authorize the activities contemplated in this Agreement in each part of the Territory, and Label or Orchard, as applicable, shall make such content available for use on each of the Services ****.

Notwithstanding the foregoing, Label will have the absolute unfettered right, in its sole discretion (i) to withhold any item of Authorized Materials for any of the reasons set forth in sub-paragraph 7(e) below, provided that such right to withhold will expire if and when the reason for withholding the content is no longer applicable in the country of the Territory concerned; or (ii) to **** (and set Release Date Information accordingly) of a limited number of **** on a case-by-case basis **** in the applicable country of the Territory, in each case, for periods of limited duration, provided that ****. Subject to the foregoing limitations, Label’s exercise of the right described in the preceding sentence with respect to particular Authorized Materials shall not be a material breach of this Agreement; provided, however, that Label shall exercise this right, if ever, in good faith and not so as to frustrate or undermine the general content commitment being made to Company pursuant to the foregoing provisions of this Paragraph 6(a).

(b) Label shall additionally have the right to withhold from distribution on any of the Services (i) any content in respect of which it lacks the right to authorize distribution via the relevant Service in the applicable country of the Territory; (ii) any content in respect of which distribution via the relevant Services in the applicable country of the Territory would ****; (iii) ****; (iv) for any audio track provided to Company****. Subject to the foregoing limitations, Label’s exercise of the right described in the preceding sentence with respect to particular content shall not be a material breach of this Agreement; provided, however, that Label shall exercise this right, if ever, in good faith and not so as to frustrate or undermine the general content commitment being made to Company pursuant to the provisions of Paragraph 6(a) above.

(c) Company shall make available on the Services all Authorized Materials from the corresponding release dates communicated via metadata, ****. In the event that Company wishes to avail itself of either exception (i) or (ii) in the previous sentence, Company shall notify Label or Orchard (as applicable) of the relevant circumstances promptly following the withholding or take-down of the relevant Authorized Materials, including in the case of any Take-Down Request the contact details of the third party claimant. With respect to any Take-Down Request, Label will work in good faith (and where applicable shall procure that Orchard will work in good faith) to resolve the claim, provided that Company shall provide all reasonable assistance, but in the event that (aa) in Company’s reasonable opinion (acting in good faith), ****, and/or (bb) the ****, then following the request of Label or Orchard (as applicable), Company shall **** reinstate the relevant Authorized Materials on the Services (in which case, Label will indemnify and hold harmless the Company **** in respect of the distribution of Authorized Materials concerned pursuant to section 6(d)(2) of the letter agreement portion of this Agreement). ****. Company shall employ good faith efforts to notify Label of the circumstances surrounding the relevant fraudulent behavior under sub-paragraph 8(a)(13)(i); provided, however, that an inadvertent, non-repetitive failure to do so shall not constitute a breach hereof. In the event that Company wishes to avail itself of exception (iv) in the first sentence of this paragraph 6(c), Company shall notify Label, and the Parties shall discuss in good faith before Company withholds or takes down any Authorized Materials. Company shall not **** with respect to the decision to withhold or take down any particular recordings in the circumstances detailed in exception (iv) in the first sentence of this paragraph 6(c).

(d) Company shall build and maintain systems that are intended to be effective to **** and shall use commercially reasonable efforts to implement an expeditious process for resolving any apparent conflicts arising from **** Label’s notification of any ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(e) In particular, Company shall provide access for Label during the Term to Company personnel, including via email or voice calls, but also via web forms, who will be responsible for receiving notifications from Label related to take-down notices in connection with the availability or infringement of any recording, artwork and/or other content or intellectual property owned, controlled or distributed by Label or Orchard and delivered by third parties (including for the avoidance of doubt End Users of the Services) in one or more parts of the Territory in which the relevant materials have been made available by Company. Following receipt of any such notification, Company shall **** review such notification and, if deemed to be valid remove from the Services any such materials, unless Label’s ownership or control within the relevant parts of the Territory is subject to an objectively reasonable dispute by the third party which delivered such materials to Company ****.

(f) During the Term, Label shall work in good faith (and shall procure that Orchard works in good faith) to ****, to the extent the same are objectively reasonable and do not conflict with the terms of this Agreement, as provided from time to time. Label shall also work in good faith to ensure that it does ****; provided, for the avoidance of doubt, if such ****, Company shall have the right to take-down such ****, notwithstanding anything contained herein.

7. Rights:

(a) Label grants Company the non-exclusive, non-transferable (other than for permitted assignments and any permitted Changes of Control), non-delegable (except to Service Providers and as otherwise specifically set forth herein) power and authority to exploit the Authorized Materials, in the applicable countries of the Territory during the Term in connection with the Services, and subject to the terms, conditions and limitations prescribed elsewhere in this Agreement, as follows (the “Grant of Rights”):

(1)	To ingest and store a **** of copies of each Content File on Company Servers in accordance with the Technical and Security Specifications. and to **** Content Files so as to create **** of Approved Server Copies to be stored on Distribution Servers;

(2)	To integrate the Authorized Materials, excluding Preview Clips, in the form of Approved Server Copies, into the Services and to use and exploit such Authorized Materials (including communicating Authorized Materials (excluding the musical compositions embodied therein) to the public via Distribution Servers and on a ****, and displaying items of Authorized Artwork to End Users along with the applicable metadata (e.g., Label Artist names, album names, etc.)) solely to the extent necessary to operate the Services in accordance with the Technical and Security Specifications, and the applicable Content Usage Rules; and

(3)	To make available and communicate to the public Preview Clips as part of (i) **** as permitted hereunder, and (ii) the **** for individual End Users, or potential end users of the Services who have not logged into the Services (for example, ****). ****.

(b) Company is not authorized under this Agreement to promote, market, distribute, fulfill, host, transmit or otherwise exploit any Authorized Materials, or to otherwise use any such Authorized Materials in any manner or form not expressly authorized herein. Except as otherwise provided herein, Label hereby reserves all rights in and to the Authorized Materials and all other materials owned or controlled by Label. All rights not expressly granted to Company hereunder are reserved by Label.

(c) Authorized Materials included on the applicable Service shall be derived solely from the Content Files or other digital files delivered by Label or Orchard (except in the case of Local Files), Orchard or such other person or entity as Label designates in its sole discretion, and Company shall not authorize any person or entity to add, delete or otherwise alter such Authorized Materials in any way, except for transcoding down to Approved Formats from any high quality delivery format. For the avoidance of doubt, no copyright notices or metadata (e.g., artist name and title) shall be removed.

(d) Unless otherwise legitimately authorized, Company shall not, without Label’s prior written consent in each instance, make any use of (directly or indirectly), or authorize any other person or entity deriving rights from Company (directly or indirectly) to make use of, any Authorized Materials or the names, likenesses or biographical materials of any Label Artists and/or any other person or entity contributing to the recording or

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

creation of any Authorized Materials, in advertisements, promotions, press releases or marketing materials used in connection with the applicable Services or otherwise in a manner that would lead a reasonable person to believe that the Label or the Label Artist or other person or entity concerned had endorsed the product or service concerned. For the avoidance of doubt, and notwithstanding anything to the contrary herein, where Label or Orchard has delivered to Company the name and likeness of a person or entity in Authorized Artwork, the use by the Company of the name and approved likeness of that person or entity in connection with the promotion, offer, and fulfillment of the Services shall be deemed legitimately authorized by Label, provided that (A) ****, (B) ****, and (C) Company shall not use any such name or likeness in a manner that can be construed by a reasonable Person as an endorsement of any product or service, including the Services, unless Company is legitimately authorized to do so.

(e) Notwithstanding the foregoing or anything elsewhere herein, Label may, at its sole election, require Company to cease using any Authorized Recordings, Authorized Artwork or other Label-provided materials upon **** notice to Company (whilst such notice shall ordinarily be communicated in a machine-readable form, in time-critical or other exceptional or important scenarios, it may be delivered via electronic mail, the receipt of which by a natural Person at Company is confirmed) (each, a “Take-Down Notice”) for ****, loss of rights and/or any third party claim regarding such content. In addition, Label reserves the right to issue Take-Down Notices at any time during the Term in respect of Authorized Video Recordings for ****. Within **** following Company’s receipt of such Take-Down Notice, Company shall restrict access to the applicable items on or in connection with the Service in the applicable country or countries of the Territory such that the applicable item(s) are not available for streaming or download on the Service (“Take Down Materials”). Notwithstanding the foregoing, Label shall exercise its take-down rights under this section in good faith and shall not exercise such rights in a manner that frustrates the intent of this Agreement ****.

(f) Company shall not be authorized to make available any particular item of Authorized Materials via any of the Services in any particular part of the Territory until the initial release date provided to Company by Label or Orchard for the particular item and part of the Territory, which, subject to Paragraph 7(i) and Paragraph 6(b) above, **** (the “General Release Date”). Label and Orchard shall provide Release Date Information in a form that is reasonably practicable to enable Company to be in compliance with its relevant obligations hereunder (e.g., via XML, data feeds or other reasonable notification methods).

(g) To the extent that a General Release Date, for a particular title is provided to Company as set forth in the previous sub-paragraph, Company shall not make the corresponding Stream, Cached Stream or Cached Download (and, subject to any agreement to the contrary, any corresponding Authorized Artwork or Preview Clip) available for distribution in the relevant part or parts of the Territory earlier than the General Release Date. If Label or Orchard fails to provide a General Release Date for any particular title for any part or parts of the Territory, the corresponding recording shall not be deemed eligible for use in connection with any of the Services in such part or parts of the Territory.

(h) Subject always to any Take Down Notice, if Label delivers the relevant territory clearances for such part of the Territory within Label’s XML feed, then Company shall be deemed to have been granted the applicable rights to exploit the Authorized Materials concerned in that part of the Territory, subject to relevant Release Date Information provided to Company.

(i) At any time during the Term, Label and Orchard may exercise their full discretion, subject to the remaining provisions of this paragraph, to establish and communicate to Company an Ad Supported Release Date for one or more parts of the Territory in respect of any **** yet released within the respective part or parts of the Territory, **** than General Release Date set by Label or Orchard (as applicable) for the corresponding item (each such period of **** in the applicable part or parts of the Territory, a “Premium Window”). Nothing shall prevent Label from **** prior to its Ad Supported Release Date via Permitted Services. The Parties acknowledge and agree that Company shall promote **** on the Service and shall not promote **** on the Service, in its discretion, provided, however that Company agrees that it shall **** on the Subscription Services, to the extent possible), ****, it being agreed that End Users of the Ad Supported Service who attempt to **** shall receive messaging, as determined by Company indicating the availability of such release within the Subscription Services and inviting the End User to subscribe (or to initiate a free trial (including a Free Trial) where such End User is eligible). On a case-by-case basis, Label shall be permitted to **** to purchase inventory on the Ad Supported Service during the Premium Window for a particular **** which promotes the availability of such ****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

on the Subscription Services, alongside a call-to-action to subscribe or register for a Free Trial or Growth Offer. From time to time during the Term, subject to reasonable approval by Company, Label and Orchard shall be entitled to **** whereby they set an **** for such release, and the Parties shall review in good faith the results of such trials **** on a routine basis.

(j) (Intentionally omitted)

(k) From time to time, Label may at its sole discretion provide Company with the benefit of so-called **** for certain Authorized Audio Recordings selected by Label or Orchard, whereby Company shall be entitled to make available those Authorized Audio Recordings as Streams, Cached Streams and Cached Downloads (as applicable) via the Services or a part thereof in designated parts of the Territory **** (to be determined by Label or Orchard (as applicable) at their sole discretion) which is **** to make available those same Authorized Audio Recordings, subject to Label’s obligations pursuant to the second sentence of Paragraph 7(l) below in connection therewith.

(l) As between Label and Company, Company will be responsible ****, subject to the next sentence. As between Label and Orchard, on the one hand, and Company, on the other, Label will be responsible for ****, including for the avoidance of doubt administering and paying for all **** that are placed on the Services by or on behalf of Label or Orchard (A) ****, and/or (B) using Advertisement inventory that is purchased by Label or Orchard pursuant to Exhibit K or otherwise. For the avoidance of doubt, Label shall not have responsibility in connection with the preceding sentence to the extent any Advertisement merely includes links to corresponding Authorized Recordings made available as part of the Services in the ordinary course In connection with any scenario in which the Parties agree to conduct marketing and promotion of an Authorized Audio Recording in the United States in connection with which Company’s use and exploitation of the musical compositions (and any dramatic, literary or other works, as the case may be) embodied therein would constitute a ****, then to the extent that Company is unable to secure ****, Label will work in good faith to facilitate clearance **** (provided that it is understood that Company ****).

(m) The Grant of Rights hereunder is subject to and conditional upon Company obtaining Label’s prior written consent in the case it wishes to launch any functionality as part of the Services which ****, Label acknowledges that some third party applications using Company APIs include ****, and such uses shall not be deemed **** for the purposes of this clause. This restriction will not prevent End Users’ access and playback of **** through the Spotify Client, ****.

8. Requirements concerning operation of the Services:

(a) All Services:

(1)	Other than as permitted under this Agreement, there shall be no licensing, sub-licensing, co-branding, syndication or private-labeling of the Services by Company to third parties.

(2)	All costs associated with hosting, streaming, billing, accounting and reporting in respect of distribution of the Authorized Materials shall be fully borne by Company, and Company shall be solely responsible for creating, maintaining and hosting, marketing and distributing the Services in accordance with the Technical and Security Specifications and Content Usage Rules at its sole cost and expense.

(3)	Except as expressly set forth herein, as between Label and Company, Company hereby assumes all liability which may arise from products and services, as the case may be, rendered to End Users and potential End Users and liability for injuries to and by servants, agents, employees or the general public in connection with the operation of the Services. Except as expressly set forth herein, all business risks related to the Services, including but not limited to the risk of non-payment by End Users shall be borne by Company.

(4)	Company shall cause copyright notices (or links thereto) relating to a Stream, Cached Stream or Cached Download to be displayed to End Users in connection with the display of the corresponding album information where practicable. Each copyright notice shall be displayed in the following format, as designated by Label or Orchard (as applicable) in each instance for the Stream, Cached Stream or Cached Download concerned: “(P) (C) [Year of first publication] [Label/Orchard designated name].”

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(5)	Company agrees that it shall not, by way of any action or omission, **** in the context of any aspect of the design, operation and management of the Services. It is agreed that it shall not be deemed **** in this context merely because ****. It is further agreed that it shall not be ****. For the avoidance of doubt, Company shall not be in breach of this sub-paragraph 8(a)(5) merely as a result of (a) providing as part of the Services particular offerings (for example, algorithmically-generated playlists or stations) related to genres or categories **** and/or (b) the use of an automated recommendations system based on End User behavior or End User preferences.

(6)	For the avoidance of doubt, Approved Interfaces shall not include any functionality which facilitates the sharing by any End User of permanent audio downloads or permanent video downloads with any other End User.

(7)	Company shall provide Label with no fewer than **** written notice prior to including as part of the Services any functionality which has the ****. Company shall also notify Label of any other significant functionality before launching, including as part of any regularly scheduled business development meetings.

(8)	Intentionally deleted.

(9)	No less frequently than on **** basis, at ****, Company and Label shall hold (x) local or regional ****; and (y) an overall **** to be ****, including at a minimum a ****.

(10)	Company shall provide Label with transparency as part of regular meetings/calls in relation to its internal priority levels for **** relating to **** Authorized Materials with respect to the Services.

(11)	Company shall provide Label with as much advance notice as reasonably possible of new territory launches within the Territory (such notice to be given first to allocated Label contact).

(12)	Company shall in any case guarantee that Label shall be **** with respect to the provision of any ****

(13)	Fraudulent Behavior:

(i)	Company shall use its commercially reasonable efforts to actively monitor and take steps to prevent and police by technical means, including but not limited to machine learning, any behavior by End Users and/or third parties that distorts the number of plays (which, but for such activity, would be Royalty Bearing Plays) for particular recordings on the Services by fraudulent means, including but not limited to the use of manual (e.g. click farms) or automated (e.g. bots) means.

(ii)	Company shall, subject to its confidentiality obligations to content providers, present to ****. Company shall engage in good faith discussions with Label throughout the Term to consider improvements and developments to Company’s fraudulent behavior detection and action to limit such behavior on the Services.

(iii)	Company shall reasonably investigate and take reasonable commercial steps to **** due to fraudulent behavior hereunder. Company agrees to use its commercially reasonable efforts to investigate any notice it receives from Label or Orchard in respect of suspected fraudulent behavior.

(iv)

Label shall work in good faith to educate all individual recording labels and their artists under either Label or Orchard, or any of Label’s or Orchards’ Affiliates, with a view to preventing them from, either directly or through third parties, engaging in any behavior that distorts the

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

number of plays (which, but for such behaviour, would be Royalty Bearing Plays) for any Authorized Recordings on the Services by fraudulent means, including but not limited to the use of automated means. Label shall further engage in good faith discussions with Company throughout the Term to consider improvements to Labels’, Orchards’ and their Affiliates’ compliance with this sub-paragraph where manifestly necessary based on Company’s findings.

(14)	Company shall use commercially reasonable efforts to (i) demote or remove within artist pages and search results, and (ii) remove from Company-curated (algorithmic or otherwise) playlists and/or recommendations on the Services all (y) so-called ‘sound-alike’ recordings and other cover versions which are designed to attract or mislead End Users seeking versions performed by the original recording artist (including but not limited to versions denoted in track/album titles as “originally by”, “originally performed by”, “as made famous by” or “tribute to” the artist featuring on the original recording); and (z) karaoke versions. Label shall work in good faith to ensure that it minimizes the delivery to Company any Authorized Materials that would fall under the category in this sub-paragraph 14(ii)(y).

(15)	Personal use only. Company shall include within its end user terms of use for the Services a requirement for End Users to be natural Persons and a stipulation that the Services may be used for private, non-commercial uses only. For the avoidance of doubt, the Grant of Rights hereunder shall not authorize access to Authorized Materials by End Users in commercial premises or other non-private settings, and Company shall monitor for suspicious activity in respect of the same and enforce the terms of its end user terms of use.

(16)	****. Company shall use commercially reasonable efforts to notify Label prior to, or at the same time that, Company becomes aware that **** in connection with any promotion, marketing opportunities, content creation, sponsorships or similar activities that involve the exploitation of Authorized Materials and/or that Company knows upon reasonable investigation (i.e., ****. The Parties agree that a non-repetitive failure to comply with the foregoing shall not be deemed a breach hereof.

(17)	Label Branded Playlists. Company shall not charge Label or Orchard for the creation of playlists on the Services that contain a branded cover artist image and text (e.g. Filtr playlists, and such playlists, “Label Branded Playlists”). Without limiting the foregoing, Company agrees to **** throughout the Term and will not ****. Notwithstanding the previous sentence, in the event that Company takes any action (including but not limited to redesigning Approved Interfaces) **** within the Services, then Company shall provide SME and Orchard with ****. For the avoidance of doubt, Label shall not be permitted to monetize Label Branded Playlists with third-party sponsorships or other third-party revenue sources without the explicit approval of Company.

(18)	Track Linking. Company agrees to track link in accordance with the White Paper attached hereto as Exhibit D.

(19)

****. **** each of the types of data that Company shares, as of the date of signature of this Agreement, with current and previous Label Artists and their management as part of the “****” portal, provided that in each case such data shall only relate to the performance of recordings of the applicable current or previous Label Artist. Company shall provide Label with **** in respect of all applicable artists/countries by no later than **** after the Effective Date, provided that Company shall not be required, without the consent of all relevant licensors, to disclose any confidential information relating to third party licensors of recordings (e.g., where the relevant artist’s repertoire is licensed by more than one recorded music licensor (which for these purposes includes Label) (a “Split Rights Artist”), and any such ****. Without limiting the foregoing, Company shall however use commercially reasonable efforts to **** such that it can provide **** to **** by Label hereunder. ****. Company agrees, that, as part of ****, Label shall be entitled to access **** made available during the Term in connection with customization of the applicable Label Artist’s ‘Artist’ page within the Services and any **** otherwise available to the Label Artist during the Term, as part of “add team member” functionality. Company shall use reasonable best efforts to ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Company warrants and represents that, to the extent that during the Term any****. For purposes of this agreement, “****” means the version of the Spotify Fan Insights product available as of the date of signature of this Agreement.

(b) Ad Supported Service:

(1)	Company shall not launch the Ad Supported Service in any part of the Territory unless it also makes available in that part of the Territory, as a minimum, the Premium Subscription.

(2)	Except where an End User is accessing Local Files, Streams and Cached Streams on the Ad Supported Service from Mobile Devices of Authorized Recordings shall be accessible solely in accordance with the specification set out in Exhibit J. Label may at Company’s request approve any particular device or class of device to fall within the definition of a Static Device from time to time during the Term. In considering whether to grant such approval Label shall act reasonably and in good faith, taking into account all relevant factors, including but not restricted to which of the Services is intended to be offered via such devices.

(3)	****:

(i)	Company may make available a maximum of ****, which may contain one or more Authorized Recordings, to any individual End User of the Mobile Shuffle Service via a Mobile Device at any time.

(ii)	Access to **** by End Users of the Mobile Shuffle Service on Mobile Devices shall be subject to the terms and conditions of Exhibit J.

(iii)	At Label’s written request, Company shall **** that has been included in **** for more than ****.

(iv)	To the extent Company permits any third party to ****. Any **** editorially controlled by Label or Orchard shall not count towards the foregoing **** offered to an individual End User of the Mobile Shuffle Service.

(4)	Company shall use its commercially reasonable efforts to maximize audio, graphical and audiovisual advertising revenues in respect of the Ad Supported Service. The following minimum levels of interruption by way of audio and/or audiovisual Advertisements per Listening Hour shall apply for each End User, ****):

End User **** (months)	United States of America (min per Listening Hour)	Rest of the Territory (mins per Listening Hour)
****	****	****
****	****	****
****	****	****
****	****	****

For the avoidance of doubt, the Minimum Ads Per Hour shall be applied by Company on a ****. As used herein, “Listening Hour” means, in connection with ****, each 60 (sixty) minute period of Streams or Cached Streams of audio or audiovisual recordings (whether or not including Authorized Recordings, but excluding playback of Local Files and excluding playbacks of preview clips (including Preview Clips), and Advertisements) via Approved Interfaces.

Furthermore, Company shall use commercially reasonable efforts to ensure that each End User of the Ad Supported Service in any part of the Territory and regardless of ****, shall be **** of audio and/or audiovisual Advertisements (which may comprise one or more individual advertisements) having an overall duration no shorter than **** during each **** period of Streams or Cached Streams of audio or audiovisual recordings (whether or not including Authorized Recordings, but excluding playback of Local Files) via Approved Interfaces (such requirement referred to herein as the “Minimum Ad Distribution”).

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

In addition to the advertising load requirements set out above, each End User of the Ad Supported Service **** will be presented with (i) at least **** audio/video interruption (including but not limited to an upsell message or advertisement) of **** seconds or longer, before a ****, and (ii) at least **** audio/video interruption (including but not limited to an upsell message or advertisement) of **** seconds or longer, **** of an Authorized Recording in an **** during such End User’s session. A **** for these purposes commences on the first **** in an **** and ends when the End User moves to a different part of the service or another **** or the application/browser is closed. “Active Play” means a Royalty Bearing Play in an ****an Authorized Recording.

The creative elements of each Advertisement may be a mix of commercial advertisements sold by Company to third parties, so-called “public service announcements” selected by Company, so-called “station IDs” for the Services or so-called “house ads” promoting Company’s owned or controlled content or features. From time to time during the Term, the parties shall meet to discuss in good faith these matters (and any related issues), together with any course of action that may be followed to improve monetization of Authorized Materials, it being understood that Company shall have sole discretion to determine the frequency and placements of all Advertisements on the Services, subject only to complying with the Minimum Ads Per Hour, the Minimum Ad Distribution and the requirements above in respect of ****.

(c) Subscription Services:

(1)	Except where an End User is accessing Local Files, Company shall use commercially reasonable efforts to prevent access to Streams and Cached Downloads via the Online Subscription from Mobile Devices other than in accordance with both the Content Usage Rules and the provisions of Exhibit J. Label may, at Company’s request, approve any particular device or class of device to fall within the definition of a Static Device from time to time during the Term and as such be used to access the Online Subscription. In considering whether to grant such approval Label shall act reasonably and in good faith, taking into account all relevant factors, including but not restricted to which of the Services is intended to be offered via such devices.

(2)	Company shall use effective digital rights management solution (to be approved by Label) to ensure that Cached Downloads stored on devices as part of a Premium Subscription (including a Family Premium Subscription) remain tethered to such devices and are incapable of playback outside of the relevant device, or on the relevant device following expiry of a Subscriber’s Premium Subscription (including a Family Premium Subscription), subject to any **** outlined in the Content Usage Rules. The digital rights management solutions outlined in the Technical and Security Specifications are hereby deemed approved by Label.

(3)	For the avoidance of doubt, Subscribers shall be permitted to access the Premium Subscription (including the Family Premium Subscription) from all types of Approved Devices, provided always that the Premium Subscription and Approved Devices comply with the Content Usage Rules.

(4)	Family Premium Subscription:

(i)	Company acknowledges the Parties’ intention that User Profiles available as part of each Family Premium Subscription shall be used only by members of the same family located at the same residential address.

(ii)	Each Family Premium Subscription shall have a designated Master Subscriber in connection with which the Registered Payment Method for such Family Premium Subscription is associated. For clarity, Family Members may also have Registered Payment Methods on file with Company, provided that such other forms of payment may not be used to pay for Family Premium Subscription.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(iii)	In connection with any particular Family Premium Subscription, the Master Subscriber alone shall be responsible for paying for all associated subscription fees and shall retain control of all associated Family Members, including inviting, removing, reviewing and editing other details connected with such Family Members’ status within the Family Premium Subscription. Access by any Family Members forming part of a particular Family Premium Subscription shall be conditional on the Master Subscriber remaining in good standing with Company, including in respect of payment, and termination or expiration of a Master Subscriber’s account shall lead to all associated Family Members, subject to an **** (provided that no **** shall be offered in connection with any Family Premium Subscription which has been terminated due to abuse) and/or any Family Member subscribing to a Subscription Service on an individual basis, becoming End Users of the Ad Supported Service.

(iv)	Other than to the extent set out in this Paragraph 8(c)(4), ****.

(v)	Each Family Member and Master Subscriber may belong to only one (1) Family Premium Subscription at any given point in time.

(vi)	All marketing and promotion of Family Premium Subscription shall describe the offering as restricted to, and being intended for use solely by members of the same family located at the same residential address, and not as a general “group” or “friendship” offering. Company shall provide Label with exemplary copies of such marketing and promotional materials upon request.

(vii)	Company shall employ commercially reasonable efforts to prevent, detect and disable usage of Family Premium Subscriptions by End Users who are not part of the same family and/or the same residential address (by way of example only, by implementing algorithms for detecting suspicious behavior, patterns, etc. indicative of abuse or other any similar methods of detection which accomplish the same goal). The Parties acknowledge that a Master Subscriber and Family Members may: (a) ****; and/or (b) ****. Company shall: (x) use commercially reasonable efforts to collect this information from those ****, but shall not be ****; and (y) collect this information from all Master Subscribers and Family Members that are ****. As of the Effective Date and subject to the availability of such information to Company, Company shall implement the following particular measures to detect and/or prevent Abusive Accounts:

A)	Regular monitoring of the age, ZIP/postal code and the IP address(es) for Master Subscribers and associated Family Members (and requiring age and ZIP/postal code to be provided);

B)	Checking whether subscribers to a Family Premium Subscription have a “.edu” email address associated with their User Profile;

C)	Monitoring and detection of whether an individual has swapped to a different Family Premium Subscription and how often; and

D)	Collecting and reviewing the last names, email addresses and physical addresses of the End Users associated with and tied to the same Family Premium Subscription (excluding Legacy Family Users’ subscriptions, save where applicable information has been collected).

(A, B, C and D, collectively, being the “Anti-Abuse Measures”).

(viii)	Intentionally omitted.

(ix)

In the event that, based on Anti-Abuse Measures and/or other factors, Company determines the existence of any Abusive Account, Company shall have a period of no more than **** from the date of determination of such Abusive Account in order to review and verify whether

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

all Family Members are from the same residence as the Master Subscriber and shall not be required to terminate such Abusive Account for which such verification is sufficiently obtained. Company shall be entitled to “whitelist” individual End Users in respect of a particular Family Premium Subscription where the relevant End User provides such verification (i.e., such that the End User shall not be required to provide verification again in respect of that particular Family Premium Subscription). Otherwise, Company shall terminate access to such Abusive Account for the applicable Family Members and ****.

(x)	As used hereunder, “Abusive Account” means an individual Family Premium Subscription that meets the following criteria (or such other criteria that may be mutually agreed between the Parties during the Term):

(I)	a Family Member has registered a ZIP/postal code that does not match the registered ZIP/postal code for the Master Subscriber;

(II)	any IP address for a Family Member does not match any IP address used by the Master Subscriber in the preceding 30 days; or

(III)	the Master Subscriber, together with associated Family Members, are part of a suspicious age constellation, which as at the Effective Date means the existence of 3 or more of the Master Subscriber and associated Family members that are either (i) aged 35 or more; or (ii) aged within 25-34; or (iii) aged below 30. Company shall agree with Label in writing any change to the definition of the suspicious age constellation.

The foregoing criteria (I), (II) and (III) shall be monitored a **** during the Term for each Family Premium Subscription.

(xi)	In the case of manifest, persistent and widespread abuse of the Family Premium Subscription (as determined in Label’s reasonable discretion), the Parties will escalate the issue at both companies with a view to agreeing measures to curtail such abuse.

(xii)	Company shall **** mutually agreed by the Parties and subject to applicable data protection laws and regulations. At Label’s request, on an ad-hoc basis, Company shall provide details of Family Premium Subscriptions generally, including but not limited to ****.

(5)	Online Subscription: For the avoidance of doubt, Company shall not be entitled to market or promote the Online Subscription or to allow individuals to subscribe to the same to the extent they are not existing Subscribers to the Online Subscription as of the Effective Date, and it is acknowledged that the Grant of Rights hereunder only covers the Online Subscription in order to permit Company to continue making such Service available to such existing Subscribers.

9. Authorized Distribution:

(a) Authorized platform:

(1)	Company shall be authorized to facilitate access to and use of the Services by End Users solely with an Approved Device via an Approved Interface, and solely to the extent that access using a particular type of Approved Device is permitted in connection with each particular Service. For the avoidance of doubt nothing in this Agreement shall prohibit Company from allowing End Users access to Local Files on any type of device or through any Approved Interface via the Services or otherwise.

(2)	Any co-branding, sub-licensing or white-labeling of an Approved Interface that is permitted hereunder shall be subject to the provisions outlined in sub-paragraph 9(b) below.

(3)	Intentionally deleted.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(4)	Where Company permits third party developers and/or hardware manufacturers to create third party branded applications (including but not restricted to websites, web pages and software applications) or hardware integrations on different platforms which can access materials hosted by Company (including Authorized Materials and other materials) by making available to such developers relevant application programming interfaces (APIs) and software development kits (SDKs), which may include client libraries, the same shall be permitted by Label (and the grant of rights under this Agreement shall cover the making available of such Authorized Materials and their communication to the public) solely to the extent that Company complies with, the terms and conditions and available guidelines in connection with such APIs and SDKs, and the terms and conditions set out in Exhibit M attached hereto. The provisions of Paragraphs 11(b) and (c) relating to Server Security Breaches and Stream Security Breaches shall continue to apply in respect of access to and use of Authorized Materials via any API or SDK.

(5)	Label shall have the right at **** to provide written notification to Company to request the disabling of access (i) to all Authorized Materials; or (ii) to particular Authorized Materials at a product (e.g., album or track) or Label Artist level, via specific Application Keys of one or more particular widgets/iframes or third party applications/websites which utilize a Company API/SDK. In the event that Company is unable to disable access at a product or Label Artist level, Company shall notify Label and Label shall have the option to request Company to disable access to all Authorized Materials for the Application Key of the relevant widget/iframe or third party application/website. Label shall provide reasons for requesting disabling of access as part of any written notification. For the avoidance of doubt, Label’s takedown right under this sub-paragraph 9(a)(5) shall not apply in the case of any application branded solely with Company Branding that is created by a third party at the specific request of Company, provided always that access to and use of Authorized Materials via such application remains compliant with the terms and conditions of this Agreement.

(6)	****, Label shall have the right to provide written notification to Company to request the disabling of access to all Authorized Materials via any particular Application Key for any specific hardware integrations which utilizes a Company API/SDK in the circumstances that such hardware integration results in any End User obtaining access to Authorized Materials via any type of device which is not an Approved Device for the Service of which he/she is an End User. Label shall provide reasons for requesting disabling of access as part of any written notification.

(7)	In the event Label provides a notification under sub-paragraph 9(a)(5) or 9(a)(6), Company shall comply within the following timeframes for disabling access to the relevant Application Key: (i) no later than **** in Sweden following the date of such notification, other than where Label **** to disable access; or (ii) where Label cites **** to disable access, no later than **** following the date of such notification. Except where the takedown is issued because of a breach of security due to Company’s acts or omissions, in the event that Label exercises any take-down right pursuant to this clause, it shall require **** to SME Materials(and, where licensed to such third party by Label, Orchard Materials) via such widgets, SDKs or APIs. Prior to disabling access to Authorized Materials pursuant to a notification under sub-paragraph 9(a)(5) or 9(a)(6) (as applicable), Company shall be entitled to request that Label provides, and Label shall thereafter provide, written confirmation that Label has also **** via equivalent widgets/iframes, SDKs or APIs, or the same device (as applicable). The Parties acknowledge that the intention of the foregoing is that **** when exercising such take-down rights.

(b) Authorized Distributors:

(1)	Access to the Subscription Services may be (i) retailed to potential Subscribers by Company directly, or (ii) resold to potential Subscribers by third parties either on a stand-alone basis or bundled with the products/services of such third parties, subject always to Company obtaining Label’s written approval, which approval shall not be unreasonably withheld or delayed, on a case-by-case basis prior to authorizing such third party to do so (each such authorized and approved third party being referred to herein as an “Authorized Distributor”).

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(2)	Notwithstanding sub-paragraph (1) above, but subject always to sub-paragraph (3) below, no approval shall be required from Label where:

(i)	Company maintains the billing relationship with Subscribers and the Services retailed carry **** Company Branding;

(ii)	a third party retailer or hardware manufacturer sells or distributes access to any Subscription Service on a stand-alone (i.e. non-bundled), ‘a la carte’ basis (via gift cards, redeemable codes or otherwise) in the normal course of its business. In the event that any such retailer pre-purchases or guarantees to purchase from Company access to any Subscription Service in bulk, for the avoidance of doubt all such revenues will be shared with Label;

(iii)	a third party sells access to any Subscription Service where acting solely on behalf of Company in the normal course of its business as a payment/billing solutions provider to facilitate distribution of the Subscription Service by Company, provided always that such third party has not pre-purchased or guaranteed to purchase from Company access to any Subscription Service in bulk; and/or

(iv)	the following conditions are all fulfilled: (i) the third party is not a **** and is not engaged in or facilitating ****, (ii) the offer is a maximum of **** access to the Premium Subscription per customer, (iii) Label receives its full wholesale price for every month ****, which for the avoidance of doubt means that ****, (iv) **** in terms of any **** from particular deals ****; and (v) Company notifies Label in advance of any **** going live.

(3)	Except as set out in 9(b)(2)(iv) above, Label’s prior written approval shall always be required (i) in cases where Company authorizes any **** to any of the Services with the sale of a ****, excluding for the avoidance of doubt any case in which such third party is solely pre-loading a version of an Approved Interface (which may or may not include access to a Free Trial); or (ii) in respect of ****; or (iii) in cases where Company authorizes any third party to distribute invitations to subscribe to a version of the **** in any country where such service is available on an **** basis, unless the number of **** which the third party is authorized to distribute is less than or equal to **** in each **** period; or (iv) in cases where Company wishes to modify the wholesale amounts otherwise payable to Label under this Agreement in connection with a Subscriber’s use of the Services as distributed by a third party either on a bundled basis or non-bundled, a la carte basis. For the avoidance of doubt, in each case Label provides such prior written approval, the relevant third party distributor shall be an Authorized Distributor hereunder.

(4)	Distribution, bundling, co-branding and/or co-marketing of the Services with/via Prohibited Entities, or those engaged in **** shall be prohibited in the absence of prior written approval from Label.

(5)	For the avoidance of doubt, Company shall not be entitled to white-label the Services without prior written approval of Label.

(6)	In the event that Company is required to obtain Label’s written approval in connection with this paragraph 9(b), Company shall provide full background information regarding the proposed opportunity and the third party concerned. Label shall use its commercially reasonable efforts to provide a response as soon as reasonably practicable following receipt of any request by Company. However, such approval shall in no circumstances be deemed granted in the absence of a written communication from Label to that effect, and it is acknowledged by Company that Label shall have the sole discretion whether or not to grant approval in any particular circumstances, provided always that Label acts reasonably and in good faith in reaching such decision.

(7)	Company shall provide to Label promptly on demand from time to time during the Term, a comprehensive list of third parties (including ****) ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(8)	During the Term, Company shall use its commercially reasonable efforts either:

(i)	to provide via email to Label in good faith on a **** third parties **** the Services with which Company ****; or

(ii)	to make relevant personnel available to meet with Label no less frequently than on a **** basis to discuss in detail any ****.

10. Wholesale Fees:

(a) In consideration of the rights granted to Company in respect of the use and exploitation of Authorized Materials in connection with the Services, Company shall pay to Label after each **** (and in accordance with the provisions of this paragraph 10, section 2 of the letter agreement portion of this Agreement and other provisions of this Agreement) the fees, calculated and reported on a **** basis (the “Wholesale Fees”) as follows:

(1)	Wholesale Fees in connection with SME Materials:

Calculated on a **** basis, Company shall pay in respect of each **** the **** (A) and (B):

(A)	The ****:

(i)	Ad Supported Service. **** attributable to the Ad Supported Service in the relevant ****;

(ii)	Online Subscription. The ****:

(a)	**** attributable to the Online Subscription in the relevant ****; and

(b)	**** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such ****.

(iii)	Premium Subscription. The ****:

(a)	**** attributable to the Premium Subscription in the relevant ****; and

(b)	**** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such ****.

(iv)	Family Premium Subscription. The ****:

(a)	**** attributable to the Family Premium Subscription in the relevant ****; and

(b)	The applicable amount set forth in clauses (i) or (ii) for the applicable period:

i.	With respect to any and all periods from and after the Effective Date: **** of: (a) where the ****; or (b) where the **** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such **** (and provided that only **** shall be counted for the purposes of this sub-paragraph); and

ii.	With respect to any and all periods prior to the Effective Date: **** (as defined in the Prior Agreement) for the applicable period of the Term (as defined in the Prior Agreement) of the Prior Agreement of **** (as defined in the Prior Agreement) ****, subject to any otherwise applicable adjustments set forth in the Prior Agreement for ****, respectively. (Reference is hereby made to paragraph 2(d) of this Exhibit A.)

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(B)	All Services. In respect of all Services, **** for all **** in the relevant ****.

The values of **** shall be as set out in Exhibit H. For the avoidance of doubt, unless otherwise approved in writing, **** in connection with any Services retailed by Authorized Distributors **** shall ****, based on the **** (i) **** of applicable ****; and (ii) **** subscriber to the relevant Service. The following additional retail offerings are hereby deemed approved for inclusion in the wholesale fee calculation under this Paragraph 10(a)(1): **** including a **** for ****; and any **** for the Subscription Service.

(2)	Wholesale Fees in connection with Orchard Materials:

Calculated	on a **** basis, Company shall pay in respect of each **** the **** (A) and (B):

(A)	The ****:

(i)	Ad Supported Service. **** attributable to the Ad Supported Service in the relevant ****;

(ii)	Online Subscription. The ****:

(a)	**** attributable to the Online Subscription in the relevant ****; and

(b)	**** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether such **** in such ****.

(iii)	Premium Subscription. The ****:

(a)	**** attributable to the Premium Subscription in the relevant ****; and

(b)	**** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether such **** in such ****.

(iv)	Family Premium Subscription. The ****:

(a)	**** attributable to the Family Premium Subscription in the relevant ****; and

(b)	The applicable amount set forth in clauses (i) or (ii) for the applicable period:

i.	With respect to any and all periods from and after the Effective Date: **** of: (a) where the ****; or (b) where the **** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such **** (and provided that only **** shall be counted for the purposes of this sub-paragraph); and

ii.	With respect to any and all periods prior to the Effective Date: **** (as defined in the Prior Agreement) for the applicable period of the Term (as defined in the Prior Agreement) of the Prior Agreement of **** (as defined in the Prior Agreement) ****, subject to any otherwise applicable adjustments set forth in the Prior Agreement for ****, respectively. (Reference is hereby made to paragraph 2(d) of this Exhibit A.)

(B)	All Services. In respect of all Services, **** for all **** in the relevant ****.

The values of **** shall be as set out in Exhibit H. For the avoidance of doubt, unless otherwise approved in writing, **** in connection with any Services retailed by Authorized Distributors **** shall ****, based on the **** (i) **** of applicable ****; and (ii) **** per subscriber to the relevant Service. The following additional retail offerings are hereby deemed approved for inclusion in the wholesale fee calculation under this Paragraph 10(a)(2): **** including a **** for ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(3)	Revenue share percentage and discounts:

For the purposes of this Paragraph 10(a), and subject always to Paragraph 10(e), the **** in respect of the Services, provided always that such **** from time to time during the Term in accordance with the following:

(i)	At the start of each successive **** during the Term, commencing on the Effective Date (each, a “****, the **** and the **** (the “****”) in respect of the ****.

“****” means the existence of **** of such **** reported for each **** for the applicable portion of the applicable Contract Period of the Term:

Determination Date	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

“****” means, collectively, the number of individual **** of the **** or **** (including any offer of the **** with a retail discount for ****, any **** and any **** to the Premium Subscription **** by an ****, including ****, but excluding any **** and **** and/or individual **** in connection with the **** (excluding associated ****, but including **** in the case of **** to the **** by an ****).

“****” means the total number of **** in Launched Countries during the **** concerned, **** throughout the Launched Countries during the **** concerned and the number of **** throughout the Launched Countries of the Ad Supported Service during the **** concerned}, **** the Determination Date, being ****.

“Launched Countries” means those countries where any of the Services have launched as of the Effective Date.

“Bundled Offering” means (i) any Bundled Offering (as defined in the ****) covered by a Partner Schedule pursuant to the Framework Amendment; or (ii) a bundled offering of the Premium Subscription by an Authorized Distributor pursuant to a Bundle Deal.

“Standalone Offering” means (i) any Stand-Alone Offering (as defined in the ****) covered by a ****; or (ii) a stand-alone offering of the Premium Subscription by an Authorized Distributor pursuant to a Bundle Deal.

“****” means {the ****of the **** throughout the Launched Countries (excluding **** and **** engaged in **** at the beginning of the **** of those specific **** at the end of the **** (for the avoidance of doubt excluding any individuals who **** during the **** {the number of **** of the **** throughout the Launched Countries (excluding **** and ****) at the beginning of the ****}.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

“****” means **** equal to less than ****, taken as **** for the preceding **** on the relevant ****.

(ii)	As at any given Determination Date, for each individual **** which Company has met in respect of the immediately preceding ****, the **** by **** until the next Determination Date (e.g., if at the start of Contract Period 1, Company has met all **** in respect of the immediately preceding ****, the **** shall be **** until the start of the **** of Contract Period 1(the amount of Wholesale Fees payable in excess of the Wholesale Fees that would be payable if the **** were equal to **** shall be referred to as the “****” for the **** concerned).

(iii)	Notwithstanding anything elsewhere in this Agreement, to the extent that any **** has **** in respect of the immediately preceding **** as of any given ****: (x) the otherwise applicable **** of the **** shall be **** as computed on a **** for each of the two **** in Contract Period 1 (such ****, the “****”) and (y) the otherwise applicable **** of the **** shall be **** as computed on a **** for each of the **** (such ****, the “****”). In the event that **** for **** pursuant to subparagraph 2(a) hereof, to the extent that any individual **** for **** or **** has not been met in respect of the immediately preceding **** as of any given ****: (xx) the **** of the ****, if any, as computed on a **** for each of the **** in ****, shall be deemed the ****”, and (yy) the **** of the ****, if any, as computed on a **** for each of the **** in ****, shall be deemed the “****”.

(iv)	For the avoidance of doubt, in respect of each **** during each **** that immediately follows the **** concerned, for the purposes of this Paragraph 10(a), the Wholesale Fees credited to Label’s and Orchard’s Wholesale Fees account under this Agreement shall be determined and calculated on the basis of **** as the **** in respect of the Services.

(b) ****:

(1)	****. In the event that access to the Online Subscription, Premium Subscription or Family Premium Subscription is retailed to certain Subscribers by Billing Providers or App Store Providers on behalf of Company, then for **** by each such Billing Provider or App Store Provider, the **** (as applicable) in respect of **** shall be ****equal to the **** in connection with transactions related to such Billing Provider or App Store Provider, subject always to **** of the **** attributable to all transactions related to such Billing Provider or App Store Provider, less any VAT or other sales tax. For the avoidance of doubt, the aforementioned **** shall be determined on a Billing Provider-by-Billing Provider and App Store Provider-by-App Store Provider basis, in each case calculated for all **** using that Billing Provider or App Store Provider in the relevant part of the Territory on an **** basis.

(2)	Potential Adjustment For **** and ****. Label acknowledges that **** relating to the **** by **** of **** received by Company may require Company to **** the allocation of **** and **** amounts across each ****of the **** for which such subscription fees were paid. Specifically, Company may need and shall be permitted to apply an **** rate for **** and **** amounts attributable to all Subscribers during each Monthly Subscription Period that is based on a ****, the **** of which is the average **** and **** amounts, as applicable, for **** during a particular **** and the **** of which is the number of **** in each such ****. As used in this paragraph, **** shall mean the **** during which **** payable by **** on a particular day of ****. For example, the period of **** to **** shall be considered the **** for all **** for whom ****are payable on the ****of each ****while the period of ****to ****shall be considered the ****for all ****for whom **** are payable **** of each ****.

(3)	****. Notwithstanding the foregoing and subject to the final sentence of this sub-paragraph, if a **** does not **** prior to the end of a **** (but not for the avoidance of doubt where an End user does **** prior to the end of the ****) and Company does not **** of a **** from the **** for such ****, no **** shall **** in respect of such **** only. Company agrees to use reasonable commercial efforts (i) to avoid the situation where **** fail to **** (for example, by **** in the event ****) and (ii) to encourage **** prior to the end of an ****, including but not necessarily limited to by sending SMS messages and/or emails.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(4)	Legacy Subscribers ****. Notwithstanding anything to the contrary contained herein, the **** set out in **** shall be adjusted as follows in the following countries for the period commencing on the Effective Date and continuing until ****, for Subscribers to the Premium Subscription who were already Subscribers as of the Effective Date:

****

(c) ****: To the extent that any particular **** are generated within any calendar month which cannot **** be associated with any one particular **** (for example, where particular **** have not been generated in connection with one or more ****), then for the purposes of calculating Wholesale Fees hereunder, the relevant **** shall be **** between all **** in the **** concerned by reference to the number of **** in the **** concerned.

(d) ****: Except as expressly prescribed in this Paragraph 10(d), Company may **** any amounts **** to **** and / or **** to **** to **** (e.g. ****in ****) in respect of the exploitation of Authorized Materials ****. Except as expressly prescribed in this Paragraph 10(d), Company also hereby **** to make any **** in connection with **** under any **** in any and all preceding contractual arrangements between Company and Label. Notwithstanding the foregoing, in the event that any **** and/or **** of any kind (each, a ****), should assess any **** and other **** in respect of the ****, however characterized, that is required to be ****, or that Company reasonably believes is required to be ****, under local law in any country of the Territory ****, Company shall be permitted to **** amount of **** attributable to the **** in the country of the Territory concerned from the **** that are **** under this ****, that (i) the aggregate amount of such **** shall in no event **** of **** or **** (as applicable) of **** for the **** of the Territory for any **** during the Term, (ii) **** may only be **** (or scheduled for payment) to the applicable third party (and in the event the applicable third party is ever required to **** to Company or its Affiliates, Company shall **** at the earliest possible opportunity) (ii) Company shall use commercially reasonable efforts to **** concerned the lowest possible **** in the applicable **** of the Territory, and (iii) on Company’s request, Label and Orchard will meaningfully consult with Company on a regular basis throughout Company’s **** with the **** for the purpose of advising **** with respect to **** to be **** in the applicable country of the Territory at the applicable time during the Term, taking into account industry standards.

(e) ****.

Notwithstanding anything elsewhere in this Agreement:

(1) If, within any given period of the Term, Company **** in the case of ****, then such **** shall apply to Label **** the applicable **** (as set, and potentially discounted, pursuant to Paragraph 10(a)(3)) for the period that the **** applies to the ****. Once the **** changes to **** to the **** that would otherwise apply to Label (subject to any discount pursuant to Paragraph 10(a)(3)), the **** shall return to the level **** (subject to any discount pursuant to Paragraph 10(a)(3)). For the purposes of this sub-paragraph, a “****” means a **** that is **** than the **** (subject to any **** pursuant to Paragraph 10(a)(3)) used to calculate Label’s and Orchard’s wholesale fees hereunder at the relevant time, **** to which such Other Party is **** made to Wholesale Fees hereunder, during the relevant part of the Term; and “****” means the **** in respect of any of the Services (prior to ****) which is **** agreed between Company and the ****.

(2) To the extent that Company **** on the **** and **** or **** of **** of **** and/or **** in respect of which **** are counted within the **** of the **** used to **** in connection with any Service, and any such **** are more **** than the **** within the definition of **** and **** hereunder, then Company shall **** and **** in accordance with ****.

(f) **** In the event that Company or an Authorized Distributor retails a **** Premium Subscription or Family Premium Subscription to a particular consumer, the relevant Wholesale Fees may, at Company’s option, be calculated using the relevant formulae above, subject to ****. Notwithstanding anything in this Agreement, for any subscription fees that are paid by or on behalf of a Subscriber pursuant to a billing cycle that is longer than **** (e.g., ****payment plans),**** by or on behalf of such Subscribers will be **** under this Agreement **** over the applicable subscription billing period for the Subscriber concerned. It is agreed that such subscribers’ usage of the Services shall continue to count towards the **** as part of the **** due in respect of other non-discounted subscribers. For the avoidance of doubt, the **** described in this sub-paragraph shall only apply where ****passes onto the **** in the **** which are at least equal to the relevant ****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(g) Free Trials; Retail Discounts; Growth Offers:

(1)	Free Trials. In the event that Company offers trial access to **** and/or **** and/or **** to any particular Subscriber on a free-of-charge basis (such access, a “Free Trial”), Label shall ****, provided always that:

(i)	In respect of Subscribers who have supplied **** or other **** prior to being granted access to the free trial, no single Subscriber may be offered more than **** in aggregate, provided that End Users who have previously accessed the Premium Subscriptions and/or Family Premium Subscriptions and/or student subscriptions as part of a **** shall be offered no more than **** in aggregate.

(ii)	In respect of Subscribers who have not supplied ****, no single Subscriber may be offered more than **** in aggregate (provided that users who previously accessed the Service as part of a **** Free Trial shall be offered no more than **** in aggregate).

(iii)	Subscribers who are offered one (1) or more Trial Days and supply their **** (subject to applicable local law) into a paid subscription to the **** and/or **** and/or **** at the end of the last Trial Day in the block offered unless they **** the subscription prior to the end of such Trial Day.

(iv)	In the event that a Subscriber subscribes to the Subscription Service prior to having been offered the **** set out in clauses (i) or (ii) above, and such user ****, Company shall have the right to use any **** such End User.

(v)	During Trial Days, Company shall give each Subscriber who has not previously registered a **** an opportunity to **** and in the event that such End User provides a **** the end of the applicable Trial Day, such End User may be offered up to **** (less the number of Trial Days offered to such End User prior to such **** registration) in aggregate.

(vi)	Without limiting any other provision of the Agreement, Trial Days shall: (a) be solely Company branded; and (b) only be made available by the Company ****.

(vii)	In the case that Company tests ****), **** indicating that such trials lead to **** to paid subscriptions and **** may agree to **** of this Agreement in order to **** on **** connected with such trials. Company shall include in its monthly reporting to Label the number of Free Trials offered in the previous month.

(viii)	Other than to the extent permitted in this sub-paragraph (1), no Subscriber shall be entitled to register for a Free Trial in the event that he/she has previously been a Subscriber to any of the Subscription Services, including by way of a Free Trial, in the previous ****, and Company shall use reasonable commercial efforts to **** to Free Trials outside of that interval by particular individuals, by reference to factors including but not necessarily limited to ****.

(2)	Intro Offers and Winback Offers.

(i)

Intro Offers. Where Company launches a significant marketing campaign offering a **** subscription to the Premium Subscription for the price of **** (an “Intro Offer”), then provided that (i) the Intro Offer is available to users for a maximum of **** in such country, (ii) no more than **** Growth Offers are offered by Company in any country in any **** period, (iii) at least **** have passed since the end of the last Growth Offer in the applicable country, (iv) Intro Offers may not be taken up by a Subscriber or any user who has been a paying Subscriber to the Premium Subscription (including but not limited to by way of Growth Offer) in the last **** or has received the benefit of a Free Trial in the last ****, (v) Intro Offers must be offered by Company **** and ****, (vi) Label has not elected to **** by providing **** prior written notice to Company, (vii) Intro Offers may not be offered **** (vii) End Users must submit a **** prior to accessing the Growth Offer, and (viii) where permitted by applicable local law, ****, the End User **** Subscriber to the

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Premium Subscription at the end of the third month, then the Parties agree that: (a) for each Subscriber that registers for or accesses a Intro Offer, the **** for such Subscribers will be **** of the otherwise applicable **** (up to a maximum of ****) and Company will pay the **** in respect of all months of the Intro Offer, and (b) in addition to the standard reporting obligations, Company shall provide Label with the reporting set out in sub-paragraph (iii) below.

(ii)	Winback Offers. Where Company launches an offer allowing End Users of the Ad Supported Service who were previously Subscribers, but **** to the Subscription Services more than **** prior to taking the Winback Offer (such **** not to include any days included within a ****), a **** subscription to the Premium Subscription for the price of **** or less (a “Winback Offer”), then, provided (i) the Subscriber cancelled his/her subscription to one of the Subscription Services more than **** prior to taking the Winback Offer (such **** not to include any days included within a ****); (ii) each Winback Offer is offered to eligible End Users for a maximum of **** in the country concerned, (iii) no more than **** Growth Offer campaigns have been offered by Company in any country in any **** period, (iv) at least **** have passed since the end of the last Growth Offer campaign in the applicable ****, (v) Winback Offers may not be taken up by a Subscriber or any End User who has previously taken up an Growth Offer in the last **** or a Free Trial (unless such Free Trial preceded a period of paid subscription) in the last ****, (vi) Winback Offers may not be offered ****), (vii) End Users must submit a valid **** prior to accessing the Winback Offer, (viii) Winback Offers must be offered by Company ****, (ix) Label has not **** out of Winback Offers by providing **** prior written notice to Company, and (x) where permitted by applicable local law, **** to the Premium Subscription at the end of the ****, then the Parties agree that: (a) for each Subscriber that registers for or accesses a Growth Offer, the **** will be **** of the otherwise applicable **** for such Subscribers for each and every month of the Winback Offer (up to a maximum of ****) and Company will pay the **** in respect of all months of the Winback Offer and (b) in addition to the standard reporting obligations, Company shall provide Label with detailed reporting regarding Subscribers who have enrolled in the Winback Offers and the reporting set out in sub-paragraph (iii) below. Notwithstanding the foregoing, in any country where the **** is raised pursuant to paragraph ****), Company shall have the right to offer **** additional Winback Offer during a **** period after any month in which Subscriber **** show a material increase.

(iii)	At Label’s request, Company shall provide **** for each Growth Offer, as well as ****, within **** following its expiry. Each line of the cohort report shall indicate the ****, the **** of Growth Offer, the **** the monthly cohort ****, the number of **** users from the **** to the Premium Subscription since conversion (normalized across present and past promotions with data at Day ****), the **** to the Premium Subscription, the total number of ****. Company shall also report the **** i.e. in relation to the Intro Offer, users who were new to any of the Services, as compared with users already on the Ad Supported Service.

(iv)	For the avoidance of doubt, Company shall pay Label in respect of Subscribers to Growth Offers as part of the **** set out in paragraph 10(a) above.

(3)	Retail Promotions/Discounts. Unless otherwise specified in this Agreement or as part of any further written agreement between the Parties during the Term, in the event that Company offers discounted access to any Service in any part of the Territory for all or only certain eligible Persons, Company shall pay the applicable Wholesale Fees due in connection with any such access under this Agreement, without any discount.

(h) Review of ****: In the **** of each of Contract Period 1, Contract Period 2 and where applicable **** and ****, to the extent necessary, the **** can be reviewed as follows: (a) Label may **** provided that (1) notice has been provided at least **** in advance of such date, and (2) Company will not be **** to ****; and (b) in the event that the **** in **** increases by more than **** compared to its equivalent at the date of execution of the Agreement, on no less than **** written notice to Company, Label may apply a **** not to ****, provided that (x) Company will not be **** to **** in respect of ****, and (y) in the event that Company presents evidence to Label that such **** in any of ****, Label and Company agree to have a good faith discussion regarding such ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(i) ****:

(1)	Minimum sub months or revenue. In the event that a third party (i) **** access to a Subscription Service for the purpose of distributing such months to end users during a certain period of time, or (ii) **** in respect of distributing access to a Subscription Service to end users during a certain period of time, Company agrees the general principle that **** for the purposes of this Agreement. Unless otherwise agreed with Label as part of the process of obtaining Label’s approval (where required) in connection with arrangements for any particular Authorized Distributor, at the end of the relevant **** period and when such revenue becomes due, Company shall calculate **** and include details of such share as part of the immediately following Financial Statement and Monthly Report. For the purposes of calculating Label’s share in such circumstances, Company shall calculate each of ‘SME’s Usage Percentage’ and ‘Orchard’s Usage Percentage’ as an **** of the applicable **** in each of the **** during the guarantee period.

(2)	Gift cards or codes. In the event that Company or a third party retails Company Branded gift cards or redeemable codes carrying monetary value (e.g. $20), then any portion of such value (less applicable VAT) which is redeemed to obtain access to a Subscription Service shall be deemed Gross Revenues in the month of such redemption. In the event that Company or a third party retails Company Branded gift cards or redeemable codes carrying a number of subscription months (e.g. 6 months’ access to the Premium Subscription), then a fraction of the retail price of the card/code (less VAT) equal to **** shall be deemed Gross Revenues in each month of redeemed access to the applicable Subscription Service. In the event that any gift card or code carrying monetary value has an expiry date, **** in respect of the Premium Subscription, and **** recognized over a period of time according to an **** based on historical projections. In the event that any gift card or code carrying a number of subscription months has**** in respect of the applicable Subscription Service, and up to 31 December 2017 shall be at the relevant expiry date, and thereafter shall be recognized over a period of time according to an **** based on historical projections.

(j) Company’s Unilateral Establishment of Retail Prices. Company shall unilaterally establish its own retail price to Subscribers with respect to the Services. Label shall not have any authority to instruct Company as to what such prices must be, or interfere with their independent establishment of such retail prices. Company is free to advertise, promote and offer for sale products and access to the Services at any retail price it chooses.

(k) Comp Accounts.

(1) Company may offer complimentary accounts for the Premium Subscription to Company’s full-time employees, for which Company shall not be required to pay Wholesale Fees otherwise due hereunder (“Comp Accounts”), provided always that each Other Party has agreed to waive wholesale fees for such Comp Accounts and that Company reports the number of Comp Accounts as part of each Financial Statement.

(2) Company shall, at Label’s request, **** subscriptions to the Subscription Service at a **** to the retail price that would otherwise be payable by Subscribers in the applicable country (“****”). Label shall discount the Wholesale Fees that would otherwise be payable pursuant to paragraph 10 solely in respect of such accounts by ****. Company is not obliged to provide Label with more than **** at any one time and Label will only offer **** and will terminate an End User’s access to a **** within **** of their **** by Label.

(l) Approved Offerings Pursuant to the ****. Solely insofar as the **** and each **** pertains to (i) the remaining duration of any Offer Periods for **** pursuant to any **** entered into pursuant to the **** prior to the Effective Date, or ****, that remain in effect as of the Effective Date, and (ii) any and all **** entered into during the Term of this Agreement after the Effective Date for ****, and notwithstanding anything to the contrary in any **** entered into pursuant to the **** prior to the Effective Date, the **** and each **** is hereby **** to provide that from and after the Effective Date, the **** to be **** shall be determined and calculated pursuant to **** for the Subscription Service (subject to the adjustment set forth in paragraph 10(b)(2) above for **** and the ****), in lieu of the royalty calculation methodology set forth in **** section of the **** or the relevant part of the applicable ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(m) Good Faith Discussions Regarding Unlaunched Countries. Company will not launch the Services in Unlaunched Countries for which no rates are included in Exhibit H attached hereto. For the Unlaunched Countries, Company will not launch the Services without giving Label at least **** notice in advance and Label and Company agree to discuss in good faith rates in connection with such Unlaunched Countries; provided, however, that Company shall not be obligated or permitted to make available Authorized Recordings in any Unlaunched Country where Label and Company have not agreed to applicable rates. As used in this sub-paragraph, “Unlaunched Country” means any country in which the Service has not launched as at the Effective Date.

11. Security:

(a) At all times during the Term, the Authorized Materials shall be (i) stored, hosted and secured on Company Servers, Distribution Servers; and Approved Devices of other End Users via Company’s proprietary ****, and delivered directly to End Users from Distribution Servers, in all cases solely in accordance with the Technical and Security Specifications. Company represents and warrants that, at all times during the Term, Company Servers containing Authorized Materials that are controlled by Company **** with reasonable particularity as to **** (e.g. by providing the name of the facility, the street address of such facility and the main phone number for such facility). Company shall give Label **** prior notice before **** the **** of any **** that is controlled by Company. For the avoidance of doubt, it shall not be considered a material breach of this Agreement by Company in the event that it fails to notify Label in accordance with the previous sentence, as of the date hereof, the Company Servers are located at the facilities and locations disclosed in Exhibit F attached hereto.

(b) If Company becomes aware of any unauthorized access to or unauthorized reproduction of Authorized Materials in contravention of the terms, conditions or limitations prescribed in this Agreement as a result of a breach of security with respect to Company Servers, Distribution Servers or any other aspect of Company’s server-side distribution platform, including network components used in connection with Company Servers or Distribution Servers (e.g., a server hack), or if Company becomes aware that any of the security features contained in the Technical and Security Specifications, solely insofar as they relate to server-side security, are capable of circumvention (a “Server Security Breach”), Company shall (i) **** (in the event that **** was not the person or entity that ****), (ii) reasonably cooperate with Label, ****, to promptly cure the Server Security Breach concerned to Label’s reasonable satisfaction and (iii) give Label such assurances and furnish to Label such plans as are reasonably satisfactory to Label detailing, with reasonable particularity, the steps that have been taken and the steps that Company proposes to take to eliminate the Server Security Breach concerned. Without limiting Label’s rights and remedies hereunder or otherwise, in the event that Company is unwilling or unable to cure such Server Security Breach to Label’s reasonable satisfaction **** (taking into account all relevant circumstances including the severity of the Server Security Breach) after, but in any event within **** of, becoming aware of such Server Security Breach, Label shall have the right, in its sole discretion, as of the end of such **** period, exercisable by notice to Company (which notice, notwithstanding anything to the contrary herein, may be delivered via facsimile, electronic mail or any other effective method of written communication) to **** until such Server Security Breach is cured to Label’s reasonable satisfaction. During the ****, and (y) all Authorized Materials **** made available via the Service shall **** (such Authorized Materials are sometimes referred to herein as ****), as Label shall direct. Without limiting the generality of the foregoing, Label shall be permitted to **** of the Term under the foregoing provisions of this subparagraph lasts more than **** (or **** in any period of ****).

(c) Company shall employ a technology solution (including a secure streaming format in accordance with Paragraph 11(d)) that administers and effectively enforces the security of Streams, Cached Streams and Cached Downloads embodying Authorized Materials delivered via the Service. Without limiting any other provision of this Agreement in respect of Company’s administration and enforcement of such security, in the event that such technology solution (including the approved secure streaming format) fails to effectively enforce the intended security for any particular items of Authorized Materials hereunder (a “Stream Security Breach”), Company shall (i) **** (in the event that **** was not the person or entity that ****), (ii) reasonably cooperate with Label, ****, to promptly cure the Stream Security Breach concerned on a prospective basis to Label’s reasonable satisfaction and (iii) give Label such assurances and furnish to Label such plans as are reasonably satisfactory to Label detailing, with reasonable particularity, the steps that have been taken and the steps that Company

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

proposes to take to eliminate the Stream Security Breach concerned on a prospective basis. Without limiting Label’s rights and remedies hereunder or otherwise, in the event that Company is unwilling or unable to cure such Stream Security Breach on a prospective basis to Label’s reasonable satisfaction within **** from the date Company becomes aware of such Stream Security Breach, Label shall have the right, in its sole discretion, as of the end of **** period, exercisable by notice to Company (which notice, notwithstanding anything to the contrary herein, may be delivered via facsimile, electronic mail or any other effective method of written communication) to **** until such Stream Security Breach is cured to Label’s reasonable satisfaction. During the ****, and (y) all Authorized Materials **** made available via the Service shall ****, as Label shall direct. Without limiting the generality of the foregoing, Label shall be permitted to **** under the foregoing provisions of this subparagraph lasts more than **** (or **** in any period of ****).

(d) Company **** that the security features of the Services are designed to prevent the capture or extraction of Authorized Recordings (i) directly from Distribution Servers, and/or (ii) during Streaming or downloading of a Cached Download or Cached Stream (including through use of browser extensions and development tools), including but not necessarily limited to encrypting the content of Streams, Cached Streams and Cached Downloads between Distribution Servers and Approved Interfaces. Company and its Service Providers (if applicable) shall also use reasonable technical efforts to defeat any real-time capture attempts exploiting audio drivers of devices. For the avoidance of doubt, in connection with Streams, buffering may occur in the form of segments having a maximum individual duration of ****, provided always that such segments are ****. Company shall ensure that (x) all requests for Streams, Cached Streams and Cached Downloads are effectively authenticated so as to apply effective restrictions on access, including but not necessarily limited to authentication of session ID, user ****; and (y) each unique URL utilized to deliver a Stream, Cached Stream or Cached Download is obfuscated and expires immediately following the period of time required to complete delivery of the same to the device in connection with which it was generated.

(e) For the avoidance of doubt, Label acknowledges that Company shall only be responsible under the above provisions in respect of any method of capturing Streams, Cached Streams or Cached Downloads of Authorized Materials which specifically exploits any aspect of Company’s streaming protocol or other software/technology under Company’s control, and Company shall not be liable in connection with any generic stream-ripping tool that captures audio content at an operating system, hardware or driver level. However, Company shall implement industry-standard technical solutions, to be approved by Company in writing, to secure Streams, Cached Streams and Cached Downloads in order to prevent unauthorized capture/extraction of Authorized Materials onto any device. The technical solutions set out in the Technical and Security Specifications are hereby approved for such purposes.

12. Delivery/Encoding:

(a) Label and Orchard will deliver encoded Content Files containing Authorized Materials in accordance with the mutually agreed Content Preparation and Delivery Specifications. Without limiting the foregoing, Label and Orchard agree to use commercially reasonable efforts to deliver Content Files, including without limitation the relevant metadata containing the Ad Supported Release Date (if any) and General Release Date, at least **** prior to the applicable General Release Date, provided that it is acknowledged that on an infrequent basis it may be necessary to deliver Content Files closer to the General Release Date, in which cases the Parties will work in good faith to ensure the applicable content is made available on the applicable Services from the General Release Date. Company shall be permitted to transcode Content Files into Approved Formats from any high quality delivery format. For the avoidance of doubt, Content Files containing each of the foregoing elements of Authorized Materials shall be ****.

(b) Where Label or Orchard deliver **** content to a ****, Label and Orchard shall provide Company with the ****. For the sake of clarity, the Parties acknowledge that no rights are granted to Company pursuant to the forgoing sentence to make Authorized Materials available in a **** that is **** (including Subscribers) of the Services as permitted under this Agreement pursuant to the foregoing provisions of this definition and the Technical and Security Specifications.

(c) With respect to each Authorized Recording delivered under this Agreement (and each Authorized Recording delivered by Label and/or Orchard to Company under the Prior Agreement, as applicable), Label and Orchard, solely to the extent such information is available to Label and Orchard, as applicable, shall ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Following execution of this Agreement, the Parties’ relevant personnel will discuss in good faith appropriate processes for **** concerning authorized recordings delivered by Label and/or Orchard under the Prior Agreement and under this Agreement. Company agrees that ****. Notwithstanding the previous sentence, as soon as commercially reasonable **** and not from Label and/or Orchard.

13. ****:

(a) Company represents, warrants and covenants that, as of the Effective Date, to the extent it **** to the **** containing or resulting **** of any **** having effect during, and to the extent of, **** with the **** which are **** than the **** in this Agreement, and/or in the event Company **** to **** the **** of any such ****, being referred to hereunder as a ****, it shall **** and **** to **** the **** of the **** in such **** in lieu of the **** contained **** subject to Paragraphs **** and **** below, respectively. For the avoidance of doubt, **** will also be deemed to result from **** in **** from this **** subject to Paragraphs **** and **** below, respectively.

(b) Company represents, warrants and covenants that, **** the **** if Company **** during the Term, then Company **** to **** of such **** and **** the **** of the applicable **** contained in or implicated by such **** to the extent it relates to **** of the **** in lieu of the **** in this **** subject to Paragraphs **** and **** below.

(c) As used herein**** provided that each shall be ****with respect to all ****without ****any ****or ****which may be ****:

(i)	The **** of**** within and/or timing **** in connection with the **** in connection with the ****;

(ii)	The **** to **** (including but not limited to ****of ****), and to **** so that it is routinely accessible solely via **** of the **** for any **** than **** and the **** by an ****;

(iii)	The ****with reference to both **** (including but not restricted to ****of ****which do not originate from Company);

(iv)	The **** (or equivalent concept) with respect to the intended scope of **** with ****;

(v)	****;

(vi)	The extent of any **** in connection with ****;

(viii)	**** rules pertaining to **** as accessible on the **** including as part of ****;

(ix)	Any and all types of **** provided to **** in connection solely with the **** of that **** on any of the ****;

(x)	Any and all types of **** or **** with respect to the ****, the activity of **** and any activity in relation to that ****maintenance and availability of such ****;

(xi)	Any and all types of **** types of ****corresponding to **** of the **** and the ability of such ****;

(xii)	**** from **** in respect of ****.

(d) Label shall have the option to **** of the applicable **** contained in such **** in lieu of the **** terms contained in this Agreement, as Label may elect in each instance; provided, however, that (i) Label may accept or reject each of the **** described in the clauses of Paragraph 13(c) above separately; and (ii) each **** accepted by Label **** that may be less favorable to Label than the corresponding elements or components of the corresponding individual **** contained in this Agreement, **** any individual elements or components thereof.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(e) To the extent that **** accept any **** in any instance, the parties shall **** the Agreement so that such **** (subject to the foregoing requirements and adjustments) **** became effective pursuant to the relevant ****, but in no event earlier than the Effective Date. Notwithstanding the foregoing or anything elsewhere in this Agreement: (i) Label shall only get the benefit of such ****, and (ii) the foregoing provisions of this Paragraph 13 shall be Label’s sole and exclusive remedy in connection with any breach of the representations, warranties and covenants made in the first sentences of Paragraphs 13(a) and (b) above, respectively.

(f) ****

“Anniversary” shall mean each anniversary of the Effective Date.

“Content Revenue Pool” shall mean, in connection with licensed rights equivalent to those under this Agreement, the aggregate amount of all label content royalties **** payable or credited to Label, Orchard and all **** in connection with the Services for the prior ****.

**** shall mean the product of {the ****, as determined on a country by country and monthly basis, in respect of each (without overlap) of **** offered as a **** in such country, and **** the combined **** multiplied by a **** of which will be the total number of **** of **** during the applicable **** on the applicable **** in the applicable **** of which will be the aggregate of total number of all **** on the applicable **** during such **** in the applicable ****. Any portion of the ****which is not clearly associated with any particular **** shall be allocated using a fair and reasonable methodology.

**** shall mean **** following the Effective Date, (ii) each subsequent **** during the Term since the **** in the case of an early termination of the Term, the period since the previous ****.

If the Wholesale Fees payable **** are less than **** in the applicable country for the same month ****, the difference shall be known as a ****and if ****in the applicable **** in respect of the applicable **** and in respect of the applicable **** are more than the **** for the same **** on such **** the difference shall be known as a **** Company shall **** and **** to Label the aggregate of all **** in respect of all **** of the **** the aggregate of all **** in respect of all **** in all **** of the **** (the ****), within **** of each **** The determination and calculation of whether there is a **** for any **** as the case may be, is sometimes referred to herein as a “****.”

(g) Label shall have the right (i) not more than **** during the Term, upon not less than **** notice, to reasonably request that ****determine whether **** with any ****and/or whether **** is in compliance with its obligations under paragraphs **** and **** in respect of each of **** to the extent applicable, **** upon not less than **** notice, to reasonably request that **** determines whether the relevant ****has been ****. For the avoidance of doubt, any such **** shall constitute Confidential Information for all purposes under this Agreement.

(h) **** shall produce **** setting out **** as to whether **** but without disclosing detailed information about the **** and/or (y) whether each previous ****has been **** as applicable.

(i) At the request of the **** shall provide all ****and any reasonable **** (including, without limitation****) to allow the **** determine whether **** and/or whether any previous ****has been performed **** shall be required to give **** undertakings **** under which the **** shall be required to keep ****including details of the **** and the **** of the relevant **** (to the extent not already known by ****. In particular, the **** shall not: **** any **** provided by **** any **** provided by ****.

(j) If the **** reasonably **** that **** has **** then upon the **** to the date on which the **** to the extent necessary and for **** that there is no ****. Provided that the **** to any part of **** lead to an **** in total **** incurred **** in respect of ****.

(k) If the **** reasonably **** that **** has not **** previous **** correctly, then to the extent that a **** Company shall **** for such **** within **** of the ****. In the event that Company **** about a **** shall escalate the issue to their respective senior management in accordance with Paragraph 5(a), which shall engage in good faith in order to resolve the situation.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(l) In the event that Company agrees to any provision in any third-party agreement that would have the effect of permitting such third party (each, a “Third Party”) to compare any of the terms of this Agreement with any terms in such third-party agreement, Company agrees that, in connection with such a comparison, Company (i) will only permit such Third Party to review the terms of this Agreement by means of an independent third-party auditor that agrees to maintain the confidentiality of all terms of this Agreement in a manner consistent with the confidentiality provisions of this Agreement, and (ii) will not disclose to such Third Party or to such third-party auditor the identity of Label as a party to this Agreement.

14. Marketing and Promotional Support:

(a) During the Term, Company shall make available to Label marketing and promotional support, as outlined in Exhibit K hereto.

15. Additional reporting and data sharing:

(a) Analytics API:

(1)	Throughout the Term, Company shall provide both Label and Orchard with access to reporting analytics APIs meeting the specification referenced in Part III of Exhibit B (as updated from time to time by the Parties), but for the avoidance of doubt including the minimum fields also set out in Part III of Exhibit B (the “Analytics APIs”), such that Label and Orchard will be able to use the same to generate report files including data for each day for any particular country in the Territory. Specifically, Company shall use its commercially reasonable efforts to ensure that, **** during the Term, Label is able to make a call to the Analytics APIs to obtain a file containing full data concerning access to Authorized Recordings via the Services during (i) the immediately preceding full calendar day in any country in the Territory; and/or (ii) any of the****.

(2)	Company shall continue to provide Label throughout the Term with up to date technical instructions on ****, correct as at the time such query runs, on the specific parts of the **** (i) in which each of the Services is live; and (ii) for which full data is available concerning access to Authorized Recordings via the Services.

(3)	Company’s reporting personnel shall keep Label’s reporting personnel **** concerning (i) **** of the **** and the **** of the data available therefrom, including ****; (ii) ****; and (iii) expected new **** for which data will become available on particular dates.

(4)	Company shall use its commercially reasonable efforts to ensure that such access to the **** will be provided with **** as measured over each separate **** but excluding **** which has been notified to Label at least **** hours beforehand.

(5)	The provision of the data sets referenced in Part III of Exhibit B is subject to the following:

(i)	Company’s obligation to provide postcode/ZIP code information is limited to the following and Company’s obligation to provide such information is limited to the extent that Company has such information (from information supplied by the End User on registration or from the user’s billing address and verified by geo IP information reviewed on a semi-annual basis):

•	the first 3 digits in the United States of America;

•	the first 2 digits in the countries in which the Service has been launched as at the Effective Date;

(ii)	On a **** (unless it is technically not possible using commercially reasonable efforts to match the **** to an ****) Company shall provide either **** (county) or ****”). The foregoing shall be subject to applicable data protection laws;

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(iii)	Company’s obligation to provide the zip code data is subject to Label undertaking not to use the hashed User IDs or any other data provided in the daily feed to attempt to identify an End User;

(iv)	If the **** in any month then, on request of Label, Company will implement a solution in good faith within a reasonable period of time to bring the **** which may include providing additional categories of ****; and

(v)	Company shall have a right to temporarily **** by daily feeds to the extent and for such period that such sharing of data as set out is challenged or prohibited by a regulator or court.

(b) ****:

(1)	Company shall provide access for Label and Orchard to an **** during the Term ****, including **** concerning the use of Authorized Materials on the Services.

(c) Additional Reports/Metrics:

(1)	Company shall additionally provide to Label, on a **** basis, the reports and/or categories of information set out in part (IV) of Exhibit B. With respect to providing information regarding ****, Label acknowledges that the **** and may not be accurate. In addition, the provision of the information set out in Exhibit B is always subject to Company’s compliance with applicable privacy laws and Company’s confidentiality obligations, and Label acknowledges therefore that certain information may be provided on an anonymized, aggregate basis.

(2)	On an ad-hoc basis at Label’s request, Company shall provide a snapshot report with **** by **** and ****. Label acknowledges that any such report will be indicative only, is subject to change and may not be relied upon for financial purposes.

(3)	To the extent not covered by any of the reports set out in part (IV) of Exhibit B, Company shall also provide to Label regular non-financial metrics on **** (including but not limited to ****).

(4)	Each month, Company shall provide to Label (i) details of the **** by **** in the previous ****, with **** streamed; and (ii) on an ad hoc basis, **** data about consumption of tracks **** (including, by way of example, the data in report named ‘****).

(5)	Additional **** reporting:

Company shall also provide to Label a **** report containing the following data:

(i)	aggregate amount of **** and the aggregate amount of ****;

(ii)	Subscribers **** in accordance with Exhibit K;

(iii)	the number of registered **** and the number of **** on each **** in each **** in the applicable ****;

(iv)	upon request from Label, data, information and analysis with respect to each **** by Company in collaboration with Label with respect to Authorized Recordings including without limitation ****;

(v)	details of **** on a **** and **** basis;

(vi)	a report detailing **** for all **** offered by Company in the preceding ****;

(vii)	a report detailing **** of total streams or plays on the **** playlists and all ****; and

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(viii)	a report detailing **** in the following “****” (i.e., ****):

****
1	****
2	****
3	****
4	****
5	****
6	****
7	****
8	****
9	****
10	****

(ix)	a report detailing the top **** in each country for the prior month; and

(x)	**** and the following consumption buckets:

	End User type	Consumption bucket
1	Ad Supported Service	****
2	Ad Supported Service	****
3	Ad Supported Service	****
4	Ad Supported Service	****
5	Ad Supported Service	****
6	Ad Supported Service	All other users

	End User type	Consumption bucket
1	Subscription Services	****
2	Subscription Services	****
3	Subscription Services	****
4	Subscription Services	****
5	Subscription Services	****
6	Subscription Services	All other users

(6)	Additional **** reporting:

(i)	Company shall provide daily reports to Label on a **** basis that include on a **** in respect of Authorized Recordings, ****.

****

(i)	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(d) End User Opt-In:

(1)	To the extent compliant with local law and regulation, Company shall use commercially reasonable efforts to secure a data protection opt-in from end users, wherever appropriate within the Services but at a minimum during the user registration process, which opt-in shall be crafted by Company so as to constitute informed consent by those end users for Company to share their contact details paired with Service usage data (“Opt-In Data”) with Label with a view to such end users receiving direct communications from Label.

(2)	Company shall **** during the Term make **** to Label via ****.

(3)	Company acknowledges and agrees that Opt-In Data shall be ****, and that Label shall be entitled to **** (acting always within the scope of the data usage consent provided by the relevant end users, the confines of this Agreement and applicable local laws and regulations), ****. Notwithstanding the foregoing, Label agrees to include an “unsubscribe” option with every email, SMS or other electronic communication sent to end users. Without limiting any other applicable provision of this Agreement, Label shall not use Company’s name in connection with the exploitation of Opt-In Data in any manner that would imply an endorsement by company of such exploitation.

16. Operational improvements

(a) Company will use commercially reasonable efforts to develop, test, and implement support that will increase the **** and/or, more generally, **** to appear in the Services. The ability of Label to benefit from these changes will depend on Label’s compliance with Company’s delivery standards, as set forth herein.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT B

PART I

****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

PART II

Financial Statement format and minimum required fields

****

PART III

Analytics API specification and minimum required fields, with respect to all Royalty Bearing Plays of Authorized Recordings. Label acknowledges that Company will require a reasonable amount of time to begin to implement the reports set forth below.

The following fields are given in the streams data:

Field	Description	Example
****	****

The following data shall be provided in the data field:

Field	Description	Example
****	****	****
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

****

Field	Description	Example
****	****	****
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****

Field	Description	Example
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

PART IV

Additional Reports/Metrics

During the Term, Company shall provide to Label each of the reports set out in this part of Exhibit B at the frequencies indicated and containing the minimum fields/summaries contained in the sample reports incorporated by reference.

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****
****	****	****

EXHIBIT C

Content Usage Rules

1.	PREMIUM SUBSCRIPTION

(a)	Each Subscriber with a Premium Subscription shall be entitled to store and play back Cached Downloads in an online and offline environment on up to **** Approved Devices registered to his/her User Profile at any given time.

(b)	Such Subscribers shall be permitted to commission and de-commission different Approved Devices registered to their User Profile for use with Cached Downloads during the duration of their Premium Subscription, provided always that the aforementioned device limits per User Profile are enforced by Company via technical or other means.

2.	FAMILY PREMIUM SUBSCRIPTION

(a)	The Master Subscriber and each Family Member added to the corresponding Family Premium Subscription shall be subject to the terms applicable to the Premium Subscription set out in clause 1 above.

(b)	No Subscriber shall be entitled to access Authorized Materials as a Family Member of more than **** Family Premium Subscription in any given **** period.

(c)	Each Master Subscriber and Family Member shall be permitted to commission and de-commission different Approved Devices registered to each User Profile for use with Cached Downloads during the duration of the Family Premium Subscription, provided always that the aforementioned device limits per User Profile are enforced by Company via technical or other means.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

3.	OFFLINE GRACE PERIODS

(a)	During each Subscriber’s Premium Subscription, Free Trial, Growth Offer, student subscription or access to the Family Premium Subscription as a Master Subscriber or Family Member, Cached Downloads on any associated Approved Device shall remain playable **** for a maximum period of **** after the end of the then currently paid up subscription period (such **** period, an “****”), and thereafter shall only become playable again after the relevant Approved Device ****.

(b)	At the end of the term of each Subscriber’s Premium Subscription, Free Trial, Growth Offer, student subscription or period of access to the Family Premium Subscription as a Master Subscriber or Family Member, Cached Downloads on any associated Approved Device shall remain playable ****, following which time they may only become playable again after such Subscriber renews his Premium Subscription or recommences access to the Family Premium Subscription as a Master Subscriber or Family Member, as verified by the Approved Device connecting ****.

4.	AD-SUPPORTED SERVICE AND ONLINE SUBSCRIPTION

(a)	End Users of the Ad Supported Service and Online Subscription shall NOT be entitled to store and play back Cached Downloads on any device. ****. End Users of the **** shall be entitled to **** subject to and in accordance with paragraph 4(b) below and the terms and conditions set out in Exhibit J.

(b)	****

Users of the Mobile Shuffle Service may activate (and de-activate) **** as part of an Approved Interface on Mobile Devices from time to time, and during any time when such mode is activated:

(i)	The Approved Interface will be capable of playing back **** that were **** on the Mobile Device ****, provided that:

a.	Company will verify that Mobile Devices remain online and connected to Distribution Servers in accordance with the Technical and Security Specifications upon commencement of the first Stream of a recording in any given session and then **** provided that if the first such **** fails, the End User will continue to have access to the Mobile Shuffle Service until the conclusion of the following **** (unless such **** is successful, in which case the End User will continue to have access to the Mobile Shuffle Service until such time as the **** set forth in this subparagraph fails);

b.	End Users have **** is engaged, or ****, such content being algorithmically pre-cached while the End User is connected to Distribution Servers when not in ****

c.	**** content may include, by way of example, an End User’s ****, and/or ****, and provided always that playback and interactivity of Cached Streams shall always comply with the terms and conditions set out in Exhibit J.

(ii)	All content that was not **** prior to entering the **** will be prevented from being Streamed and/or transferred to the device as a ****.

5.	CONCURRENT STREAMS

(a)	Subject always to sub-clause 1(a) above in relation to playback of Cached Downloads in an offline environment, no more than **** per User Profile (whether in the context of the Ad-Supported Service or a Subscription Service) shall be capable of **** (including Cached Streams and other locally cached content not designated for offline playback) but excluding any Local Files, via the relevant Service at any single point in time.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(b)	Notwithstanding sub-clause 3(a) above, (i) Subscribers with a valid subsisting Premium Subscription or Family Premium Subscription (or Family Members thereof) shall be entitled to play back ****, and (ii) **** applications utilizing a Company API/SDK shall be entitled to ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT D

TECHNICAL AND SECURITY SPECIFICATIONS

****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT E

Company’s Ad Unit Types As Of The Effective Date

Found at https://spotifyforbrands.com/us/formats/ as Company may update from time to time, or at such other location as Company may direct.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT F

Service Providers

See Table 2 on pages 5 and 6 of Technical and Security Specifications

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT G

Company’s Advertising Guidelines

Available at:

https://www.spotify.com/us/brands/legal/advertiser-terms-and-conditions/#s3

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT H

Minimum Wholesale Pricing

Launched Countries

Country Name	Currency	****	****
Andorra	EUR	****	****
Argentina	ARS	****	****
Australia	AUD	****	****
Austria	EUR	****	****
Belgium	EUR	****	****
Bolivia	USD	****	****
Brazil	BRL	****	****
Bulgaria	EUR	****	****
Canada	CAD	****	****
Chile	CLP	****	****
Colombia	COP	****	****
Costa Rica	USD	****	****
Cyprus	EUR	****	****
Czech Republic	EUR	****	****
Denmark	DKK	****	****
Dominican Republic	USD	****	****
Ecuador	USD	****	****
El Salvador	USD	****	****
Estonia	EUR	****	****
Finland	EUR	****	****
France	EUR	****	****
Germany	EUR	****	****
Greece	EUR	****	****
Guatemala	USD	****	****
Honduras	USD	****	****
Hong Kong	HKD	****	****
Hungary	EUR	****	****
Iceland	EUR	****	****
Indonesia	IDR	****	****
Ireland	EUR	****	****
Italy	EUR	****	****
Latvia	EUR	****	****
Liechtenstein	CHF	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Lithuania	EUR	****	****
Luxembourg	EUR	****	****
Malaysia	MYR	****	****
Malta	EUR	****	****
Mexico	MXN	****	****
Monaco	EUR	****	****
Netherlands	EUR	****	****
New Zealand	NZD	****	****
Nicaragua	USD	****	****
Norway	NOK	****	****
Panama	USD	****	****
Paraguay	USD	****	****
Peru	PEN	****	****
Philippines	PHP	****	****
Poland	PLN	****	****
Portugal	EUR	****	****
Singapore	SGD	****	****
Slovakia	EUR	****	****
Spain	EUR	****	****
Sweden	SEK	****	****
Switzerland	CHF	****	****
Taiwan	TWD	****	****
Turkey	TRY	****	****
United Kingdom	GBP	****	****
United States	USD	****	****
Uruguay	USD	****	****

Unlaunched Countries

Country	Currency	****	****
Myanmar	USD	****	****
Kenya	USD	****	****
Croatia	EUR	****	****
Slovenia	EUR	****	****
Cuba	USD	****	****
Jamaica	USD	****	****
Romania	RON	****	****
Israel	ILS	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

United Arab Emirates	AED	****	****
South Africa	ZAR	****	****
India	INR	****	****
Thailand	THB	****	****
Russia	RUB	****	****
South Korea	KRW	****	****
Vietnam	VND	****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT I

Content Preparation And Delivery Specifications

****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT J

Service Description For Mobile Shuffle Service

A)	LIMITED **** / ****

•	Subject to the remainder of this section A, End Users will not be entitled to access any recordings on an On Demand basis.

•	With respect to any ****, End Users will be entitled to (i) ****; and (ii) ****, and/or (iii) **** within such ****. For the avoidance of doubt, and subject to the foregoing, End Users will be entitled to play an ****.

•	Without limiting anything in this Agreement, Company agrees to share with Label, ****, including without limitation at ****, such that ****, the Parties shall discuss in good faith the ****.

•	An End User may play an unlimited number of different **** on an On Demand basis, provided that: (i) each such track can only be played **** in any **** hour period; (ii) the second time such End User tries to play an already played Third Party Solicited track on an On Demand basis within the **** time period, such End User will be presented with recordings that are not On Demand; (iii) an On Demand play is possible only for ****, not albums or playlists; (iv) it shall not be possible to play a **** track which is not, at such point in time, available on the Ad-Supported Service (for example, because the Album from which such track comes is, at such point in time, subject to a ****); and (v) in all cases this does not cause the End User to break any of the Programming/Interactivity Rules. Additionally, **** track links will not expire, except in the case of removal of the applicable content. No earlier than **** after the launch of the On Demand functionality ****, at ****, the Parties will **** without additional **** (for example, ****), taking into account factors including but not limited to **** and **** to Subscription Services.

•	**** track functionality will be limited to the following platforms: ****.

•	Notwithstanding anything to the contrary contained herein,****

B)	STATIONS

•	Other than in connection with Enhanced Playlists, an End User will only be able to initiate playback by creating a station from any element in the Spotify service (such as a playlist, artist, End User’s listening history, album or track) or by selecting a pre-defined genre or time period.

•	Stations may also be seeded by one or multiple visible listed tracks (such as from a playlist, End User’s listening history, artist or album), and such stations can include any or all of those listed tracks, provided the station obeys the Programming/Interactivity Rules. If necessary, extra tracks will be generated algorithmically.

C)	PROGRAMMING/INTERACTIVITY RULES

•	Measured across all stations, but excluding recordings played as part of ****:

•	An End User will not hear more than **** consecutive songs from a given ****;

•	An End User will not hear more than **** songs from a given **** in a **** minute period;

•	An End User will only be able to skip forwards **** times per **** minute period (a change of station not to count as a skip);

•	An End User will not hear the same **** in a given **** minute period;

•	An End User will not be able to skip backwards.

•	The station may display upcoming tracks or artists that will appear on the station at some point in the next **** minutes, but a user will not be told what ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

•	Spotify shall not offer or promote availability of **** stations in such a way as to imply any endorsement of its service by the relevant **** unless it has otherwise cleared rights directly with such artist.

•	Spotify will use reasonable technical efforts to ensure that the above programming rules are not undermined by the existence of multiple, materially identical versions of the same album in its library of content (for example, by treating an album and a subsequent re-release of the same album as the same album).

D)	BUFFERING

•	In connection with the Ad Supported Tier, during any period of time that an End User’s Mobile Device has no connection to Distribution Servers or is otherwise offline, to the extent that sufficient recordings have been buffered or otherwise pre-cached, relevant Approved Interfaces shall permit ongoing playback of a maximum of (i) the remainder of the currently Streaming recording; followed by (ii) the first **** of the next programmed recording, provided always that such restriction shall not apply in the case of **** which requires connection to Distribution Servers as set forth herein.

E)	****

•	Notwithstanding anything to the contrary contained herein, the functionality of the Mobile Shuffle Service offered via **** shall differ from the **** sections of ****:

(i)	**** will be offered; no playback of ****. For the avoidance of doubt, End Users will be able to play **** solely in ****;

(ii)	**** of any track will be ****;

(iii)	**** functionality may be ****;

(iv)	**** will be ****;

(v)	An End User will not have the ability to **** created or saved by such **** that Company may launch an algorithmically generated radio channel using tracks that are similar to an End User’s playlist of sound recordings, albums, tracks or listening history. An End User may seed a station from a specified track, album or artist and Company shall generate a station algorithmically based on content similar to such seeded track, album or artist but may not start the station with such specified track or album. For requested artists, the station may begin with a track from an artist if that track has not been specifically requested. Each time an End User seeds a station from a specified track or album, a new channel will be algorithmically generated.

(vi)	End Users will have the ability to search for a specific sound recording for purposes of launching a channel provided that the **** session (if at all) and no earlier than the **** from the start of the **** and is not played at a time that can be ****; and

(vii)	Company to ensure that all **** of track.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT K

GENERAL MARKETING AND PROMOTIONAL SUPPORT

PART A

1.	ALL SERVICES

(a) Company agrees to ****.

(b) Notwithstanding sub-clause 1(a), Company agrees that (i) **** (ii) the scope of the Marketing and Promotional Support includes all forms of marketing and promotion being generally made available to other content providers; (iii) throughout the Term, Company **** in connection with all Marketing and Promotional Support opportunities; and (iv) ****, subject to retaining ultimate editorial discretion in each instance.

(c) Every ****, for the purposes of monitoring compliance with this clause 1, Company and Label shall **** as compared to **** offered to ****, with a view to **** going forwards.

2.	AD-SUPPORTED SERVICE

(a) ****. During ****, Label shall receive a **** equal to **** for use throughout the Territory. During ****, Label shall receive a **** equal to **** for use throughout the Territory. ****.

(b) ****. At the start of each of Contract Period, ****, including the amounts allocated to each quarter period, to particular countries and to types of inventory, subject to availability, and provided that **** if such allocation manifestly undermines the purpose of the allocation process, which is to strike a reasonable balance between Label’s need to maximize the value of its **** for the purposes of promoting awareness of and access to its repertoire in a reasonably effective and proportionate manner (with particular emphasis on the size of each market), and Company’s need to manage the demands of all parties purchasing inventory fairly and also to maximize monetization of the Ad Supported Service. Company shall give meaningful consideration to all of Label’s requests relating to allocation of ****, and shall not dictate to Label how **** must be spent. Half way through each **** the Parties shall again, if required by either Party, engage in ****) in connection with **** during the remainder of the applicable twelve month period, provided that Company shall not be entitled to****. In the event that Label is unable to secure allocation of its **** in a way that it deems reasonable, Label shall be entitled to ****pursuant to Paragraph 5(a) of Exhibit A.

(c) Usage; Ratecard. Subject to the allocation agreed by the Parties from time to time, Label shall be entitled to utilize the **** during each **** of the Term to **** on the Ad Supported Service. Label shall be entitled to purchase inventory at Company’s **** rate card, being the ****, allowing **** to purchase **** from Company at such rates, excluding any amounts included therein by or on behalf of Company in respect of advertising sales commissions (the “Global Agency Rate Card”). Company warrants and represents that during the Term ****, as updated and applied to Label from time to time. No less frequently than on a ****, Company shall communicate to Label the Global Agency Rate Card as applicable to Label. Label shall not disclose the Global Agency Rate Card to any Person other than its Affiliates. Label is subject to adherence to the same guidelines as other third-party advertisers, being those guidelines referenced in Exhibit G.

(d) **** purchased with ****. In connection with Label’s purchase of inventory, subject always to a reasonable limit on the number of options and available inventory, with ad credit, Label shall be entitled to apply **** in connection with ****. For premium market rates, Label shall be entitled to the following **** available in the ****, which as of the Effective Date include, but are not limited to: ****.

(e) ****. At all times during the Term, Company shall make available to Label all **** then made available for insertion (for the avoidance of doubt, Company’s **** as of the Effective Date are attached hereto as Exhibit E), and, as between Company and Label, Label shall have sole discretion over the creative elements (subject to sub-paragraph (h) below) of **** that Label requests to be inserted using **** hereunder.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(f) **** on Ad Supported Service. Label shall be entitled to redeem credit for at least **** so-called ‘**** on the Ad Supported Service (“****”) ****. Company shall give Label the opportunity to purchase additional **** in the event that it has more availability in a given month and territory than initially forecasted. For the avoidance of doubt, any **** on the Ad Supported Service acquired by Label for cash consideration shall not count towards the monthly limit of **** set in this sub-paragraph. Company shall use commercially reasonable efforts to ensure that each **** has a duration of at least ****.

(g) ****. Company shall additionally offer to Label **** of the Territory in **** of the Term a share of **** on the Services equal to the greater of (i) **** of available ****; and (ii) **** multiplied by ****. As used in this sub-paragraph, **** means a fraction, to be calculated by the parties every **** and where the numerator of which is the number of **** across all Services in all parts of the Territory in the previous ****, and the denominator of which is the number of **** during the previous ****.

(h) Advertising Guidelines. Label acknowledges that its purchase of inventory shall be subject to Company’s advertising guidelines which are (i) provided to Label electronically or in writing in advance (as such advertising guidelines may be changed from time-to-time during the Term, which changes, to be effective, shall be delivered to Label in writing (email sufficing) delivered not less than **** in advance in each instance), and (ii) applied to other content partners even handedly and on a non-discriminatory basis. For the avoidance of doubt, Company’s advertising guidelines in effect as of the Effective Date are attached hereto as Exhibit G; provided, however, that if Label delivers any advertising for insertion in contravention of such advertising guidelines then in effect, without prejudice to Company’s other rights and remedies under this Agreement or the terms of any insertion order Company may reject (and not insert) the advertising concerned, and such advertising, if so rejected, shall not count in reduction of Label’s allocation of credit for the period concerned.

(i) General. For the avoidance of doubt, Label’s bookings (utilizing **** or otherwise) will be filled by Company on a reasonably timely basis consistent with Company’s then-current ad insertion policies, procedures and practices for insertions by content providers. Company shall not **** Label in connection with the level of ****, as compared to the level of service Company provides to ****, using **** or cash, as applicable, to purchase inventory. Once booked, Company shall not be entitled to cancel Label’s orders for particular inventory with less than **** notice of the planned go-live date.

(j) Black-Outs. Company and Label shall agree in good faith as soon as reasonably possible following the Effective Date any and all black-out dates for each country applicable to booking inventory with ****, however it is agreed that such dates include the period between Thanksgiving and Christmas Day in the United States, a reasonable period around Christmas in the European Union, Australia and New Zealand and a reasonable period surrounding Chinese New Year in China, Singapore, Malaysia, Taiwan and Hong Kong.

(k) Asset delivery. Company agrees that Label may send campaign assets as late as **** prior to live date for any particular inventory.

(l) Notification of inventory. Company shall provide Label with reasonable, good-faith estimates of the quantities and types of advertising inventory (including, without limitation, with respect to the positioning, duration, size, format, configuration, and the number of available impressions) that are available for all markets in each calendar month, to be provided wherever possible no later than **** prior to the start of the relevant calendar month.

(m) Carry-Forward. In the event that Label does not utilize one hundred percent (100%) of its **** for ****, Label shall be entitled to **** solely into the immediately following **** only a maximum of **** of such ****. Company shall in no way be obligated to: (i) ****; or (ii) **** Label for ****.

(n) Content. Label shall utilize inventory acquired with ****, share of **** or Purchased Inventory (as defined below) solely for marketing and promoting Authorized Recordings and Label Artists on the Services. Label may not advertise or use any **** to promote or advertise any Similar Authorized Services or the products or services of any third parties. Ads purchased using the **** must be mutually beneficial and shall thereby promote content available on the Services, include Spotify branding (i.e., Spotify logo) and only link to the Services or Spotify hosted websites; provided, however, on a case-by-case basis, to be approved by Company, such ads may link outside the Services and/or Spotify hosted websites, provided that such other websites are mutually beneficial and link back to the Service. Without limiting the foregoing, Company agrees that**** to the Service.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(o) Intentionally omitted.

(p) Purchased Inventory. Label shall also be entitled to purchase from Company additional advertising inventory (the “Purchased Inventory”) **** during the Term. For the avoidance of doubt, Purchased Inventory shall have the same attributes as other commercial inventory sold by Company and/or its agents for consideration to third party advertisers. For the avoidance of doubt, when Label purchases additional advertising impressions through Label’s advertising agency, **** (it being acknowledged that Company is not able to control rates offered by such agency to Label), not at the **** available through ****.

(q) ****. Within **** of the Effective Date, Company commits in good faith to enable Label to identify if an End User (i) ****; and (ii) ****, and to provide mutually agreed information (****) at regular intervals via API or other report format in respect of such End User and its subsequent behavior.

3.	SUBSCRIPTION SERVICES

(a) In respect of each country in each calendar month, Label shall be entitled to receive at least **** so-called **** on the Subscription Services (“****”), with no right to carry forward any unused **** into subsequent calendar months. Company shall use commercially reasonable efforts to ensure that each **** and will be available on Static Devices. In the event that Company launches within the Subscription Services any other form of electronic real estate within Approved Interfaces on Static Devices or Mobile Devices which it makes available to any content providers or other third parties, ****.

(b) Company and Label shall agree in good faith mutually acceptable, even-handed and non-discriminatory usage/booking rules for ****. Where Label attempts to book a **** but is refused due to a third party having booked the relevant day, if such third party subsequently cancels, Company shall use its best efforts to give Label the opportunity again.

(c) Company shall provide from time to time at Label’s request **** or other features such as promoted tracks.

PART B

In addition to its obligations above, Company agrees to extend to Label **** in connection with the Services and End Users thereof, as follows:

1.

(a)	Company agrees to upload **** (which **** will be based on **** as reasonably agreed by the Parties) in respect of **** and to conduct, in accordance with paragraph (b) below, **** for content selected by Label in its discretion. For the avoidance of doubt, all data to be used in connection with **** as applicable, and will not be shared directly with Label.

(b)	**** shall enable no less than **** in accordance with the following specifications:

(1)	**** will run for a minimum ****;

(2)	**** must be used for ****;

(3)	**** with at least ****;

(4)	Label acknowledges and agrees that the **** in connection with **** to any services or products ****;

(5)	**** in a mutually agreed format for each ****.

(c)	**** Company shall use commercially reasonable efforts to design a **** which will permit Label and Orchard, in conjunction with Company, **** (with reasonable frequency and territorial scope) which, whilst remaining under ****, shall be designed by Label or Orchard (in conjunction with Company) in terms of defining ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(d)	During the Term, the Parties shall also work together in good faith to investigate whether there is a solution that is fully compliant with data privacy laws and third party contractual restrictions and Company policies in connection with the foregoing which allows Company to make available to Label certain End User data for the purpose of ****, provided always that **** are only used to direct End Users back to the Service.

2. Company shall, no later than **** from the Effective Date and thereafter on a quarterly basis until the end of the Term, **** with **** provided by Label for the purpose of **** on the Service.

3. As soon as reasonably practicable following signature of this Agreement (and no later than **** following such signature) Company shall allow Label to **** on the Service **** Streamed Authorized Recordings from ****.

4. Company shall conduct regular email campaigns (with creative provided by Label) targeted at End Users who have streamed Authorized Recordings **** in a previous defined period (determined by Label and Company in good faith) for the purpose of more refined email targeting.

5. Company to provide Label with access to Company’s **** allowing for the ****, in select territories where such **** is available, by no later than ****. Without limiting the foregoing, Company will additionally provide Label with **** log-ins to **** the **** as part of the ****.

6. Company agrees to provide Label access to beta testing for the **** feature, to the extent it is available. Without limiting the foregoing, to the extent **** becomes a permanent product, Company agrees that Label will have the ability to purchase such promotional vehicle, and will receive an appropriate allocation to purchase ****.

7. ****

(a) Company will make available **** of ****), in the aggregate over the course ****, to be used by the Parties to fund both (i) the ****, such as, but not limited to **** (excluding, for the avoidance of doubt, so-called “live session” or “Spotify Singles” recordings created pursuant to so-called ‘Sessions Agreements’ conforming to the template separately agreed by the Parties from time to time during the Term), which such content shall be professionally produced and directed by experienced (or recognized) professionals and adhere to production quality and standards commonly seen at other premium SVOD platforms **** and/or (ii) ****.

(b) From time to time during the Term, Label and Company shall be entitled to propose in writing (including by way of email) to the other Party’s designated representative for the purposes of the ****, in each case providing sufficient detail to allow the other party to understand the scope and nature of such ****. In the event that an **** by Company is approved by Label, Label agrees to facilitate clearances of all intellectual property owned and/or controlled by Label incorporated in the item of **** concerned. For the avoidance of doubt, the Parties acknowledge and agree that either party shall exercise the approval right set forth in this paragraph in good faith.

(c) ****. Notwithstanding anything to the contrary contained herein, including without limitation paragraph 13 or Exhibit K, Company shall **** (****) with respect to the **** thereof.

(d) To the extent that the OC Fund is used in connection with subsection 7(a)(i) above, and the related OC Fund Content is delivered as an Authorized Recording for use on the Services, then ****.

(e) Intentionally omitted.

(f) Unless otherwise agreed in writing by the Parties on a case-by-case basis, for the purposes of the copyright laws of the United States of America, the portion of each item of Company-produced **** comprising the audio or audiovisual recording (as applicable) of the musical performance of a Label Artist (the “Performance Recording”) shall be a “work made for hire” (within the meaning of the U.S. Copyright Act) for Label and Label shall be considered, forever and for all purposes throughout the universe, the author thereof, the sole copyright owner thereof, and the owner of all rights therein (including, without limitation, all intellectual property rights) and all other ownership and exploitation rights now or hereafter recognized in any territory, except for any rights in and to any underlying works (including, without limitation, any musical composition or dramatic, literary or other work, irrespective of length, including all lyrics, spoken words and bridging passages. To the extent any

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Performance Recording is determined not to be a work made for hire for Label, Company shall irrevocably assign to Label with full title guarantee the entire copyright (whether contingent or future) and all right of action and all other rights of whatever nature in and to the Performance Recording, except for any rights in and to any underlying works (including, without limitation, any musical composition or dramatic, literary or other work, irrespective of length, including all lyrics, spoken words and bridging passages), to hold the same to Label its successor and assigns absolutely and unconditionally throughout the Territory for the full period of such rights together with any and all revivals renewals and extensions thereof and thereafter in so far as possible in perpetuity. As between Label and the Company, Label **** determine from time to time, subject to the rights granted by Label to Company in respect of Performance Recordings set forth herein and any other terms agreed by the Parties. Label shall grant Company a royalty-free license to exploit Performance Recordings solely as part of the applicable Company-produced **** within the Services throughout the **** together with a right to use up to thirty (30) second excerpts of Performance Recordings outside of the Services as part of any marketing and promotion of the applicable Company-produced ****.

(g) For the avoidance of doubt, to the extent that Company elects to license from Label the right to distribute via the Services in any part of the Territory any original content produced by Label which is entirely financed by Label and/or third parties, ****.

(h) It is acknowledged and agreed that Company’s marketing and promotion of **** shall not be counted or otherwise considered when evaluating ****.

(i) Company agrees that to the extent that Company engages in the recording, production and/or creation, as applicable, of original content relating to artists and recordings connected with third party content providers, such as, but not limited to, so-called “live session” recordings, interstitial content, documentaries, films and interviews****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT L

****

****	****
****	****
****	****
****	****
****	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT M

API/SDK Requirements

Where Company makes available to third party developers (“Developers”) application programming interfaces and software development kits enabling the creation of applications (including but not limited to websites, web pages, and software applications accessible inside or outside of Approved Interfaces) and hardware integrations capable of accessing materials (including but not limited to Authorized Materials) hosted on Distribution Servers (collectively, “Third Party Applications”), the Grant of Rights under this Agreement shall cover the integration of Authorized Materials into such Third Party Applications subject to, and in accordance with, the following terms and conditions:

(a)	Scope of Company APIs. Company shall be entitled to offer and maintain:

(i)	Company APIs which are capable of providing access to metadata and artwork (including but not limited to Authorized Artwork) via Third Party Applications (collectively, the “Company Metadata API”); and

(ii)	Company APIs which are capable of providing access to metadata and artwork (including but not limited to Authorized Artwork) and also audio recordings (including but not limited to Authorized Recordings) via Third Party Applications (collectively, the “Company Music API”).

Together, the Company Metadata API and Company Music API shall be referred to hereunder as “Company APIs”.

(b)	Access to Company APIs.

(i)	Company shall require all Developers wishing to utilize Company APIs to accept binding and enforceable terms of service governing access thereto and use thereof (“TOS”). Such TOS shall clearly (x) require Developers to comply at all times with the provisions set out in sub-paragraph (c) below; and (y) reserve for Company the right to revoke from Developers access to any Company API for any material violation of the TOS.

(ii)	Following each Developer’s acceptance of the TOS, Company shall issue to the Developer a unique and confidential key to be used in connection with each Third Party Application created by that Developer intended to access the Company Music API (each an “Application Key”).

(iii)	Company shall not grant any Developer access to a Company Music API allowing Third Party Applications to **** for the purpose of **** associated with such recordings.

(c)	Limitations on Developers. As part of the TOS, Company shall require Developers to agree the following minimum restrictions:

(i)	Company APIs shall not be used for, or integrated within any Third Party Application which has in whole or part the purpose of, (x) infringing copyright, including without limitation, stream ripping and facilitating any other unauthorized access to intellectual property hosted on third party servers; and/or (y) facilitating access for users, including but not limited to End Users, to audio recordings and/or metadata hosted on Company Servers or Distribution Servers beyond the scope and parameters authorized in this Agreement for the relevant category of user, provided that this shall not prohibit Company APIs being incorporated into third party websites or applications hosting or otherwise incorporating user contributed materials, as long as such websites maintain and enforce a policy against uploading infringing content;

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(ii)	Third Party Applications shall not contain, utilize or promote any content or other materials that constitute **** and shall not offer or promote services that may be damaging to, disparaging of or otherwise detrimental to the Services, Label, its affiliates and/or artists;

(iii)	Company shall require that each Third Party Application will include Company Branding together with a **** in order to identify itself as being built using Company APIs;

(iv)	Third Party Applications shall not feature any brands or marks in a way that would imply or otherwise suggest that such brands or marks are associated in any way with, or endorsed by, Label Artists. Developers shall be prohibited from creating Third Party Applications focusing on ****, unless they have obtained case by case approval from Label, the relevant Label Artists or affiliate of Label;

(v)	Developers shall be prohibited from modifying or otherwise interfering with (or from allowing End Users to modify or otherwise interfere with) any Authorized Materials (save for resizing of metadata and Authorized Artwork for technical, performance and functionality reasons), provided that this shall not prevent Developers from including functionality in a Third Party Application that modifies Authorized Materials ‘on the fly’;

(vi)	Developers shall not be permitted to aggregate data obtained via any Company API to create databases or other compilations of data, other than solely to the extent strictly necessary for the purpose of offering a Third Party Application;

(vii)	Company shall require Developers to agree terms and conditions in connection with commercialization of Third Party Applications consistent with the provisions of sub-section (d) below; and

(viii)	Company shall require Developers to comply with all local laws and regulations in connection with provision and operation of their Third Party Applications, including but not restricted to data privacy laws.

(d)	Commercialization of Company APIs and Third Party Applications.

(i)	To the extent that Company **** in connection with accessing Company APIs (whether in the form of cash or payment in kind), the **** for the relevant Services hereunder.

(ii)	Subject always to the terms and conditions of this sub-section, Developers shall be permitted to generate revenues in connection with Third Party Applications, including but not restricted to revenues attributable to (x) direct income from retailing Third Party Applications (or access thereto); (y) text and/or graphic display, rich media and “in-stream” advertising revenues (i.e., audio, visual or audiovisual advertisements exhibited before, during or after playback of audio recordings) and/or sponsorships and promotions, and (z) e-commerce including in-app payments and referral fees/bounties (together, “App Revenues”), provided always that:

(A)	**** for the applicable Services hereunder. For the avoidance of doubt, where **** are generated in connection with a Third Party Application capable of use by End Users of more than one Service, **** of recordings (including but not limited to Authorized Audio Recordings) by End Users of each such Service via the relevant Third Party Application; and

(B)	where Company ****, Company shall ****. Company shall subsequently include in its monthly reporting to Label details of **** in the preceding calendar month, together with details indicating how such ****.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(e)	Access to Authorized Audio Recordings.

(i)	Company Music APIs shall provide access to Authorized Audio Recordings for any given user solely to the extent that (x) save for hardware integrations utilizing the SDK, each call to the Company Music API from a Third Party Application incorporates a ****; (y) any ****; and (z) subject to sub-section (ii) below, in connection with the session during which the Third Party Application makes each call to the Company Music API, such user has been authenticated as an End User (save for Preview Clips which shall not require authentication as an End User) pursuant to submission of the credentials associated with his/her User Profile via the Third Party Application.

(ii)	Notwithstanding sub-section (i) above, in the event that Company makes Third Party Applications accessible as an integral part of an Approved Interface, Company Music APIs may additionally provide access to Authorized Materials for users authenticated as End Users.

(iii)	For the avoidance of doubt: (x) to the extent that access to Authorized Materials is enabled via Third Party Applications using Company APIs, the terms, conditions and limitations prescribed elsewhere in this Agreement shall apply with full force and effect, including but not limited to conformity with applicable parts of the Content Usage Rules and the Functional and Security Specifications; and (y) **** using Company APIs pursuant to section **** of this Agreement.

(f)	Monitoring of Company APIs; Enforcement of TOS

(i)	Company hereby agrees that upon becoming aware of such violation or misuse it will take **** against any Developer that violates the TOS, and any Developer or End User that misuses (or threatens to misuse) any Company API. Such action shall include, as appropriate in the circumstances, ****) or the Services and, in the case of any Third Party Application distributed by Company via app store or otherwise, **** itself (for example, including but not limited to unauthorized Third Party Applications focusing on ****).

(ii)	In the case of the Company Metadata API, Company shall use its commercially reasonable efforts to deny calls from servers/IP addresses associated with violations of the TOS.

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

EXHIBIT N

Fixed Foreign Exchange Rates

Currency	1 USD =	Currency	1 USD =
UAE Dirham	****	Lithuanian Lita	****
Albanian Lek	****	Moroccan Dirham	****
Argentine Peso	****	Molodovan Leu	****
Australian Dollar	****	Macedonian Denar	****
Bosnian Mark	****	Myanmar Kyat	****
Barbados Dollar	****	Mongolian Tugrik	****
Bangladesh Taka	****	Macau Pataca	****
Bulgarian Lev	****	Maldives Rufiyaa	****
Bolivian Boliviano	****	Mexican Peso	****
Brazilian Real	****	Malaysian Ringgit	****
Bahamian Dollar	****	Nigerian Naira	****
Belize Dollar	****	Nicaragua Cordoba	****
Canadian Dollar	****	Norwegian Krone	****
Swiss Franc	****	Nepalese Rupee	****
Chilean Peso	****	New Zealand Dollar	****
Chinese Renminbi	****	Panama Balboa	****
Colombian Peso	****	Peruvian Nuevo Sol	****
Costa Rica Colon	****	Papua New Guinea Kina	****
Czech Koruna	****	Philippine Peso	****
Danish Krone	****	Pakistani Rupee	****
Dominican Peso	****	Polish Zloty	****
Algerian Dinar	****	Paraguayan Guarani	****
European Euro	****	Romanian New Leu	****
Fiji Dollar	****	Serbian Dinar	****
UK Pound Sterling	****	Russian Rouble	****
Guatemala Quetzal	****	Saudi Arabian Riyal	****
Guyana Dollar	****	Solomon Islands Dollar	****
Hong Kong Dollar	****	Swedish Krona	****
Honduras Lempira	****	Singapore Dollar	****
Croatian Kuna	****	Surinam Dollar	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Haiti Gourde	****	Thai Baht	****
Hungarian Forint	****	Tonga Pa’anga	****
Indonesian Rupiah	****	Turkish Lira	****
Israeli Shekel	****	Trinidad&Tobago Dollar	****
Indian Rupee	****	Taiwan Dollar	****
Iceland Krona	****	Uruguayan New Peso	****
Jamaican Dollar	****	Vietnam Dong	****
Japanese Yen	****	Samoa Tala	****
Korean Won	****	Vanuatu Vatu	****
Kuwaiti Dinar	****	East Caribbean Dollar	****
Lao Kip	****	South African Rand	****
Sri Lanka Rupee	****

****	Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.